Exhibit 10.3

AMENDED AND RESTATED DEVELOPMENT & MANUFACTURING

AGREEMENT

By and Between

EKR THERAPEUTICS, INC.

and

BAXTER HEALTHCARE CORPORATION

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS (Continued)

EXHIBITS

EXHIBIT A	• API SPECIFICATIONS
• PRODUCT SPECIFICATIONS
• FORMULATION SPECIFICATIONS

(EKR Formulation Specifications and Product Specifications are
Preliminary as of the Effective Date of the Agreement and will be agreed upon by the Parties prior to NDA stability batch production.)

EXHIBIT B	DEVELOPMENT PLAN (Section 4.1)

EXHIBIT C	REGULATORY STRATEGY (SECTION 4.2)

EXHIBIT D	DEVELOPMENT PLAN AND FEE SCHEDULE (Section 4.1)

EXHIBIT E	MANUFACTURING FEES AND ANNUAL PURCHASE OBLIGATION
(Sections 7.1 and 6.4.1)

EXHIBIT F	AMENDED AND RESTATED QUALITY AGREEMENT (Section 6.1)

EXHIBIT G	NOT USED

EXHIBIT H	ADVERSE EVENT HANDLING PROCEDURE (Section 9.2)

EXHIBIT I	DEFINITIONS (Section 2.0)

ii

AMENDED AND RESTATED DEVELOPMENT & MANUFACTURING

AGREEMENT

This AMENDED AND RESTATED DEVELOPMENT & MANUFACTURING AGREEMENT, (the “Agreement”) is effective as of November 6,2009 (the “Effective Date”) between EKR THERAPEUTICS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 1545 US Highway 206 Third Floor, Bedminster, New Jersey 07921 (“EKR”), and BAXTER HEALTHCARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having its principal office at One Baxter Parkway, Deerfield, Illinois 60015 (“Baxter”). All references to “EKR” and “Baxter” will include their respective Affiliates.

1.0 BACKGROUND

1.1 Original Agreement. PDL BioPharma, Inc. (“PDL”) and Baxter entered into a Development and Manufacturing Agreement effective January 4, 2007 (the “Original Agreement”). EKR assumed all of PDL’s obligations under the Original Agreement effective March 3, 2008.

1.2 EKR and Baxter wish to amend certain provisions in the Original Agreement, including without limitation, adding a development plan for “[***] Cardene”, setting forth Annual Purchase Obligations, and updating the Original Agreement to reflect the correct contracting entities. Therefore, EKR and Baxter have agreed to enter into this Amended and Restated Development and Manufacturing Agreement.

1.3 General. EKR has developed and is continuing to develop a pre-mix, ready-to-use formulation containing nicardipine or a pharmaceutically acceptable salt thereof.

Baxter manufactures container systems for pre-mix, ready-to-use solutions that facilitate parenteral administration of pharmaceutical preparations. Baxter is interested in expanding the application of the Baxter Container to the packaging of drug products that have significant usage potential, such as the EKR Formulation.

EKR believes that the EKR Formulation and Baxter Container can be developed to permit the manufacture and sale of a product that neither EKR nor Baxter could develop or manufacture independently, and such product will offer significant benefits to customers.

EKR and Baxter have previously signed the Prior LOI, and the Amended LOI regarding the optimization, development and manufacturing of the EKR Formulation in the Baxter Container. The parties hereby enter into a definitive agreement to provide for the collaborative development of the EKR Formulation in the Baxter Container, and manufacture of the Product in accordance with the terms and conditions set forth in this Agreement.

1.4 Exhibits. In addition to the matters referenced in the text of this Agreement, the Parties agree to be bound by the terms and conditions set forth in attached Exhibits A through I to the same extent as if such provisions were referenced in and incorporated into the text of this Agreement.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2.0 DEFINITIONS

Certain capitalized terms used in this Agreement shall have the meanings assigned to them as set forth in Exhibit I.

3.0 ORGANIZATION

3.1 Organization. In order to facilitate cooperation between the Parties in respect of the performance by Baxter of the Development Program for the Product and the Parties’ other obligations hereunder, Baxter and EKR will each identify, in its sole good-faith discretion, one employee with appropriate authority to serve as the primary contact with the other Party about the Product and the Parties’ relationship under this Agreement (each employee being a “Team Leader”). Each Team Leader will be responsible for obtaining the cooperation and input from other relevant individuals within such Team Leader’s organization whose expertise and ability may be useful from time to time in connection with the performance by Baxter of the Development Program and the Parties’ other obligations hereunder. Each Party may, in its sole good faith discretion, change the identity of its Team Leader at any time and for any reason, provided that such Party will provide written notice to the other Party of such change as promptly as reasonably possible, and in no event more than five (5) business days after the effective date of such change.

3.2 Team Leader Responsibilities. Without limiting the obligations, responsibilities, or rights of the Parties otherwise set forth in this Agreement, the scope of the Team Leader’s responsibilities will include facilitating any necessary cooperation between the Parties in respect of key operational aspects of the relationship as they relate to (i) the Development Program as contemplated in the development plan as set forth in Exhibit B (“Development Plan”); (ii) Product manufacturing considerations; (iii) Product quality considerations, as set forth in Exhibit F; and (iv) the status of ongoing contractual commitments under the Agreement. The Team Leaders will develop a process and procedures to optimize communication and cooperation between the Parties to the extent necessary in order for the Parties to timely achieve the objectives of the Development Plan. The Team Leaders will communicate regularly during the Term of the Agreement at mutually agreeable times, and when necessary hold meetings at mutually agreeable places, to review progress and the challenges and opportunities for effective communication and cooperation as set forth in this Section 3.2. Notwithstanding the foregoing, neither Team Leader shall have authority to amend this Agreement, including without limitation any of its Exhibits.

4.0 DEVELOPMENT PROGRAM

4.1 Development Plan.

4.1.1 Development Services. Baxter shall perform the development activities identified in the Development Plan, including without limitation providing the Baxter

Development Deliverables, which, without limitation, include: (a) conducting technical feasibility assessments of the EKR Formulation; (b) performing analytical refinement and development activities regarding the EKR Formulation and the Product; (c) refining and confirming the manufacturing process for the Product; (d) conducting analytical testing, validation/internalization using analytical methods to be provided by EKR; (e) refining and confirming specifications for the Product, including in-process specifications where applicable, and final release specifications for the Product, in accordance with Exhibit A; (f) in consultation with EKR and as agreed by the Parties, assisting EKR in developing a regulatory plan based on EKR’s Regulatory Strategy; (g) producing exhibit and pilot batches of the Product; and (h) developing a stability plan and performing and supplying stability studies and testing, Product batch production, raw material qualification, chemical process evaluation, equivalence data, evaluating stability data, assigning expiration dating, and supplying required data to support EKR’s Regulatory Submissions (collectively, “Development Services”). In the event that EKR wishes to have Baxter perform activities that are not set forth in the Development Plan, the Parties shall in good faith negotiate an amendment to the Development Plan. Baxter shall perform the Development Services and complete the Baxter Deliverables (x) in compliance with the Development Plan, (y) in accordance with the Regulatory Strategy set forth in Exhibit C (as such Regulatory Strategy may be modified from time to time pursuant to Section 4.2), and (z) in compliance with all criteria or standards set forth in the Development Plan and with all applicable laws, regulations and rules, including without limitation Current Good Laboratory Practices.

4.1.2 EKR’s Responsibilities. As set forth in the Development Plan, EKR shall provide Baxter with (a) the API, in an amount and within a timeframe reasonably required by Baxter to perform the Development Services; (b) initial analytical methods to monitor active ingredients, impurities and degradation products for the API and EKR Formulation; (c) the applicable reference standards for the API and degradation products; (d) any technical data available to EKR that EKR has the right to make available to Baxter from feasibility studies of the EKR Formulation; (e) design and content for labels for use with the Product; and (f) an environmental assessment, provided that Baxter will transfer to EKR relevant information, including without limitation the estimated concentration of all active substances and Baxter’s methods of disposal, and will review and comment in good faith on a draft environmental assessment.

4.1.3 Baxter Responsibilities. During the Term of this Agreement, Baxter shall be solely responsible for the activities identified in the Development Plan, except for EKR’s responsibilities as set forth in Section 4.1.2, and for providing the Baxter Development Deliverables, including without limitation: (i) conducting the studies set forth in the Development Plan, which include process and cleaning validation, analytical methods validation, and installation/operating qualification, and calibration of all equipment and facilities utilized in the manufacture, packaging, testing, storing, and release of the Product, provided that EKR shall have final authority and responsibility for final release of the Product; (ii) preparing for site inspections;

(iii) printing and placing container labels on Product pursuant to content and design provided by EKR; (iv) performing assay transfers to the manufacturing plant; (v) preparation and support to produce First of Code Product; (vi) manufacturing Product for (A) Regulatory Submissions; (B) samples for use in connection with marketing activities, including launch and pre-launch activities and (C) as otherwise provided in the Development Plan and pursuant to the Regulatory Strategy; (vii) preparing those portions of necessary submissions with Regulatory Authorities consistent with Baxter’s obligations under the Regulatory Strategy; (viii) supporting EKR in its efforts to obtain and maintain Regulatory Authority approval to sell the Product in the Territory; and (ix) preparing the First of Code batches in accordance with the manufacture and supply obligations set forth in Article 6.

4.1.4 Development Deliverables. Baxter will promptly disclose to EKR, in English and in writing, all Baxter materials and information identified as Baxter Deliverables in the Development Plan (“Baxter Development Deliverables;’); which include without limitation the data, test results, and specifications or procedures for the Product refined specifically for the API and/or EKR Formulation, and the results of the technical development studies and such other interim progress reports agreed upon by the Parties. EKR will promptly disclose to Baxter, in English and in writing, all EKR materials set forth in Development Plan (“EKR Development Deliverables”).

4.1.5 Additional Development Deliverables. If the Development Deliverables from one Party prove to contain insufficient Information for either Party to carry out its responsibilities under this Agreement to obtain and maintain Regulatory Authority approval and registration of the Product in the Territory in accordance with Section 5.0, including information required for EKR to complete the FDA’s Annual Report and similar reports required by other Regulatory Authorities in the Territory, or to obtain patent protection in accordance with Section 13.0, then the Parties will in good faith negotiate an amendment of the Development Plan to include as a new Development Deliverable the additional Information which is necessary to permit the other Party to carry out such Party’s activities under this Agreement.

4.1.6 Development Fees.

4.1.6.1 General. EKR shall pay Baxter, pursuant to Section 4.1.6.3, the Development Fees upon completion, in compliance with this Agreement, of the specified Baxter Development Deliverables or achievement of the specified milestone associated with the payment of such Development Fee in accordance with the milestones as set forth in the Development Plan.

4.1.6.2 Additional Work. The activities described in the Exhibits are the basis for determination of the Development Fee. Baxter will not be required to perform, nor entitled to reimbursement for any work performed beyond that described in the Development Plan unless and until the Parties reach written agreement on the scope of any additional work and related expenses.

4.1.6.3 Payment. EKR shall pay Baxter the respective Development Fee upon completion, in compliance with this Agreement, of the designated milestone or Baxter Development Deliverable as set forth in Section 4.1.6.1 in the amount invoiced within thirty (30) days of EKR’s receipt of the invoice. All payments shall be made in U.S. Dollars. Undisputed invoices not timely paid will be subject to a late payment charge of one and one-half percent (1 1/2%) per month, or the highest rate allowed by law if lower, until paid in full. Baxter shall submit all invoices to:

EKR BioPharma, Inc.

Attention: Accounts Payable Department

34801 Campus Drive

Fremont, CA 94555

4.2 Regulatory Strategy. Exhibit C sets forth a Regulatory Strategy. The Regulatory Strategy contemplates a Regulatory Plan. EKR will develop the Regulatory Plan, based on communications with the FDA, and in good faith consultation with Baxter as set forth in this Section 4.2. EKR shall, in its sole discretion, have final say on the Regulatory Plan, except only for those portions of the Regulatory Plan that are directly related to the. Baxter Container and the USCDMF, for which Baxter shall have final say after good faith consultation with EKR. The Parties will approve the final Regulatory Plan prior to commencement of Product stability batch production. The Regulatory Plan may be updated from time to time, after consultation between the Parties, by the Party with final say under this Section 4.2.

4.3 Product Specifications Approval. Exhibit A includes Product Specifications in provisional form as of the Effective Date of this Agreement and will be refined and established, pursuant to this Section 4.3, prior to NDA stability batch production. EKR shall have the exclusive authority, in its sole discretion, to establish, modify and approve Product Specifications, including without limitation Baxter’s proposed use of the Baxter Container for the Product, and EKR Formulation Specifications; provided, however, that (i) if Baxter determines in good faith that compliance with the Product Specifications is technically infeasible, then Baxter shall notify EKR in writing describing in reasonable detail Baxter’s technical concerns, and the Parties shall work together in good faith to modify the Product Specifications to make compliance technically feasible; and (ii) if the final Product Specifications differ materially from the provisional Product Specifications set forth in Exhibit A, and if such differences materially increase or decrease Baxter’s costs, then the Parties shall negotiate in good faith an adjustment to the Development Fees and/or Manufacturing Fees, as applicable. Such approval by EKR in writing will be deemed to constitute approval of the Product Specifications for regulatory purposes. All label copy and changes therein, on the Product label itself and other label copy that EKR uses to market Product in the Territory, will be the responsibility of EKR except that Baxter will be responsible for that portion of the Product label and other label copy related to the description, characteristics and/or use of the Container.

4.4 Facility. Baxter shall perform its obligations hereunder only at the Facility, unless agreed to in writing by both parties. Baxter shall, at all times, maintain and operate the Facility so as to be able to perform its obligations hereunder in compliance with its quality control procedures, and all applicable Laws, including without limitation cGMPs.

4.5 Technical Failure. The Parties acknowledge that their desire to use the Baxter Container in combination with the EKR Formulation for the commercialization of the Product is contingent, for example, upon the Baxter Container being deemed compatible with the EKR Formulation. Accordingly, if there is a Technical Failure, EKR may terminate this Agreement pursuant to Section 17.3.

4.6 Product Manufacturing Processes. On or prior to process validation manufacturing, Baxter shall provide EKR a copy of, or at Baxter’s reasonable discretion based on the volume of materials shall make available to EKR, Baxter’s production procedures, and shall identify in writing to EKR the equipment used to produce the Product.

5.0 PRODUCT REGISTRATIONS

5.1 Product Registration Application Ownership. EKR will be the sole owner of any Regulatory Submission or other registration applications submitted to Regulatory Authorities for the Product. Baxter will be the sole owner of the USCDMF for the Baxter Container or any equivalent filing with a foreign Regulatory Authority. EKR will have the primary responsibility for the documentation and submission of the registration applications to Regulatory Authorities for the Product in the Territory and for completing the FDA Annual Report and other similar reports required by Regulatory Authorities for the Product, with support from Baxter in accordance with the terms of this Agreement. Baxter will be responsible for the documentation and submission of the USCDMF for the Baxter Container and any equivalent filing with a foreign Regulatory Authority. Communications to and from the FDA and other Regulatory Authorities that involve the NDA or any other Regulatory Submissions to Regulatory Authorities for the Product are subject to the provisions of Section 5.4. Within ten (10) days of a request for information from the Regulatory Authorities, Baxter will respond to such request and provide documents and information sufficient to support the Regulatory Submission.

5.2 Product Registration in the United States.

5.2.1 Right of Reference -Baxter Container Drug Master File. Baxter shall file, and maintain throughout the Term, the USCDMF and related reference applications for the manufacture of the Product hereunder. Baxter hereby grants EKR the right of reference to the USCDMF for the Baxter Container and shall provide such consents or other executed documents as are reasonably necessary to implement the foregoing.

5.2.2 Additional Filing Data. During the Term of this Agreement, Baxter will, following prior written notice to EKR, provide the FDA and all other Regulatory Authorities in the Territory, with the USCDMF and any other Baxter Container related data and information that are required for EKR to obtain and maintain registration and approval of the Product in good standing in the Territory. Baxter reserves the right to inform the FDA and other Regulatory Authorities that to the extent appropriate, such information is confidential. Baxter will advise the FDA and such Regulatory Authorities, in the form of a written authorization, that EKR will be entitled to reference such information on a confidential basis during the Term of this Agreement.

5.3 Product Registration Outside the United States. This section shall apply to the extent EKR acquires or has acquired the right to market the EKR Formulation outside the United States. EKR recognizes that Baxter data and Confidential Information required for the purpose of obtaining Product registrations outside the United States is confidential and agrees that it is reasonable for Baxter to use appropriate and available means to maintain the confidentiality of such Confidential Information provided that regulatory approvals of the Product are not hindered. In this regard, Baxter will determine which of any jurisdictions outside the United States will accept a separate application from Baxter similar to a USCDMF. In these jurisdictions, Baxter, in its sole discretion, may either (i) file information and data required for the Product registration directly with the applicable Regulatory Authorities or (ii) provide to EKR all data and information that are required for Product registration subject to the confidentiality provisions of Section 12.0. For each jurisdiction outside the United States that will not accept a separate Baxter application, Baxter will provide to EKR all data and information that is required for the Product registration subject to the confidentiality provisions of Section 12.0.

5.4 Communications to/from Regulatory Authorities. In the event of any communication from or to the FDA, or any other Regulatory Authorities, in connection with the Product (collectively “Communications”), Baxter and EKR will promptly notify each other of such Communications and, before taking action with Regulatory Authorities, will discuss and use reasonable efforts to agree on (i) which Party should respond to Communications received; and (ii) which individuals need to collaborate on a response to Communications received. In the event that Baxter and EKR are unable to agree on the foregoing items, then EKR’s position will prevail as it pertains to all Communications sent to Regulatory Authorities relating to the API, EKR Formulation, and the Product, except with respect to that portion of the response that relates solely to the Baxter Container and then Baxter’s position will prevail.

5.5 User Fees. Baxter will pay all user and/or filing fees charged by Regulatory Authorities in the Territory that relate to separate Baxter Container submissions. EKR will pay all user and/or filing fees charged by Regulatory Authorities in the Territory that relate to the registration application and ongoing marketing of the Product including, but not limited to, the Application Fee, the [***] and the [***]

6.0 MANUFACTURE & SUPPLY

6.1 Supply and Purchase Obligations. Subject to and in accordance with the terms and conditions of this Agreement, Baxter shall manufacture and sell the Product exclusively to EKR, in accordance with all Product Specifications, standard operating procedures, provisions of the Quality Agreement (as set forth in Exhibit F), cGMPs, and other applicable laws, rules and regulations (“Laws”). EKR will purchase Product from Baxter in optimized batch sizes in accordance with the forecasts and firm purchase orders for Product pursuant to Sections 6.4 and 6.5, for use or sale in the Territory.

6.2 Obligation to Supply.

6.2.1 General.

6.2.1.1 Each calendar quarter, Baxter shall manufacture, supply, label, package and deliver such quantities of Product as EKR orders pursuant to this Agreement up to [***] percent ([***]%) of the [***] for such [***] in the most recent forecast under Section 6.4. Baxter shall use commercially reasonable efforts to manufacture, supply, and deliver any quantities of Product as EKR orders pursuant to Section 6.5 in excess of [***] percent ([***]%) of the most recent forecast for such [***]. All such manufacturing and related activities shall be performed only at the Facility.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

6.2.1.2 Baxter shall comply with all applicable provisions of the Quality Agreement prior to shipment, including without limitation to conform that the Product complies with the Product Specifications and all applicable Laws, and shall maintain all records related to such testing.

6.2.1.3 If Baxter becomes aware of or anticipates any circumstances that may cause Baxter to default on its obligations to ship the Product pursuant to a firm purchase order or to fulfill EKR’s forecasted requirements hereunder, Baxter shall provide prompt written notice to EKR describing such circumstances, along with a proposed remedy. Baxter shall also notify EKR in writing of any scheduled shutdowns of its Facility (and the anticipated duration of such shutdown) at least 90 days prior to the date of such scheduled shut down, and as soon as possible in the event of any emergency shutdowns (including the anticipated duration of such shutdown).

6.3 Failure to Supply. If Baxter fails to supply the Product as ordered pursuant to any firm purchase order, and Baxter fails to remedy the deficiency within [***] ([***]) days of the specified date of delivery (a “Supply Interruption”), then at EKR’s option: (i) Baxter shall supply the undelivered Product at a future date agreed upon by the patties; or (ii) EKR may cancel such firm purchase order without liability of any kind. Notwithstanding the foregoing, a Supply Interruption shall not occur if Baxter’s failure is a consequence of either (i) shortages of the requisite amount of API caused by EKR or (ii) the failure of the supplied API to meet the active ingredient specifications as provided by EKR, NDA regulations, and all other applicable Laws.

6.4 Forecasts. In order to assist Baxter in its production planning of Product, EKR will provide to Baxter, at least [***] ([***]) [***] before the beginning of each calendar quarter, commencing with the first Regulatory Submission to a Regulatory Authority in the Territory by EKR for the Product and continuing thereafter during the Term of this Agreement, [***] forecasts of EKR’s estimated Product purchases (“Forecast”) and expected [***] requirements for Product during such Forecast period. EKR shall make such Forecasts in good faith given market conditions and other information available to EKR, but such Forecasts shall not be binding on EKR except as provided in Section 6.5. For the purposes of clarity and by way of example only, for a Forecast provided on December 1, 2007, that Forecast would include the [***] period from [***] through [***]; and, pursuant to Section 6.5.1, a first firm order placed on January 1, 2008 would be for the [***] consisting of [***]; and the subsequent firm order placed on [***] would be for the [***] of [***]; and the next firm order placed on [***] would be for the [***] of [***], etc.

6.4.1. Annual Purchase Obligation. EKR agrees to purchase from Baxter a minimum number of units of Product in each calendar year during the Term of this Agreement (the “Annual Purchase Obligation”), which Annual Purchase Obligation shall be pro-rated for any partial calendar year. The Annual Purchase Obligation for years 2010 through 2014 are set forth in Exhibit E. In the event EKR orders and purchases less than the Annual Purchase Obligation in any calendar year, EKR shall pay to Baxter [***] the [***] and the [***] of the [***].

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

6.4.1.1 For calendar year 2015, EKR agrees to provide Baxter with its proposed Annual Purchase Obligation no later than July 1, 2013. Upon the Parties mutual agreement of the Annual Purchase Obligation, such obligation shall become binding on both Parties and subject to the terms of this Agreement. In the event the Parties are unable to agree on the Annual Purchase Obligation, this Agreement shall terminate in accordance with Section 17.2.1.4.

6.4.1.2 For calendar year 2016, EKR agrees to provide Baxter with its proposed Annual Purchase Obligation no later than July 1, 2014. Upon the Parties mutual agreement of the Annual Purchase Obligation, such obligation shall become binding on both Parties and subject to the terms of this Agreement. In the event the Parties are unable to agree on the Annual Purchase Obligation, this Agreement shall terminate in accordance with Section 17.2.1.4.

6.4.1.3 For the [***] Product, no later than [***] ([***]) days from the date EKR receives regulatory approval for the [***] Product, the Parties will promptly discuss and agree on the Annual Purchase Obligation for the [***] Product for the remaining calendar years in the Initial Term. Upon the Parties mutual agreement of the Annual Obligation for the [***] Product, such obligation shall become binding on both Parties and subject to the terms of this Agreement. In the event the Parties are unable to agree on the Annual Purchase Obligation, the [***] Product shall not be included as part of this Agreement and EKR shall have no obligation to purchase the [***] Product from Baxter and Baxter shall have no obligation to supply such Product to EKR.

6.4.1.4 The Annual Purchase Obligation for any Renewal Term, shall be agreed upon by the Parties in accordance with Section 17.1.1. In the event the Parties are unable to agree upon an Annual Purchase Obligation for any Renewal Term, this Agreement shall terminate in accordance with Section 17.1.1.

6.5 Firm Orders

6.5.1 Firm Purchase Orders. EKR will place firm purchase orders for Product at least [***] ([***]) [***] prior to the beginning of the first calendar quarter during which EKR wishes to purchase Product, and such order shall state the quantity of Product that EKR wishes to purchase during each of the [***] within such [***]; and thereafter EKR shall place firm orders on an [***] basis at least [***] ([***]) [***] in advance. Firm purchase orders will be placed in increments of no less than the minimum number of units of Product specified in Exhibit E, or such other number of units as then corresponds to the filling production lot sizes for Products and shall provide for delivery of the Product at least [***] ([***]) [***] following Baxter’s receipt of each firm purchase order. If Baxter is unable to meet the requested delivery date, then within [***] ([***]) [***] after Baxter’s receipt of the firm order, Baxter shall notify EKR in writing of a proposed alternate delivery date that is within [***] ([***]) [***] of the

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

requested delivery date. In the event that EKR places a firm purchase order for an amount in excess of [***] percent ([***]%) of the Annual Purchase Obligation or requesting a delivery date less than [***] ([***]) [***] following Baxter’s receipt, Baxter shall use commercially reasonable efforts to fill such order but Baxter shall have no liability for any failure to do so. At EKR’s discretion, for any Product delivered more than [***] ([***]) [***] after the specified delivery date in any such firm purchase order, (i) the Product’s price shall be reduced by [***]%, or (ii) EKR may reject such shipment, unless otherwise mutually agreed upon in writing by the Parties. Both Parties agree to work together to reduce lead-time for orders and deliveries. Firm purchase orders will be made on such form of documentation as Baxter and EKR agree from time to time, provided that the terms and conditions of this Agreement will be controlling over any terms and conditions included in any purchase order form used in ordering Product. Any term or condition of such purchase order firm that is in addition to, different from or contrary to the terms and conditions of this Agreement will be void, unless the Parties otherwise agree by a separate written agreement.

6.5.2 Cancellation of Purchase Orders and Rescheduling. EKR may cancel a firm Product purchase order or reschedule requested delivery dates to a later date by giving Baxter prior written notice to such effect. Baxter will use reasonable efforts to comply with EKR’s requests. If, however, either (i) a cancellation of a firm purchase order or (ii) a rescheduling of delivery dates for a firm purchase order that causes a rescheduling by Baxter of the Product manufacturing date, occurs [***] ([***]) [***] or less prior to Baxter’s scheduled production date for the firm purchase order, EKR will pay Baxter a cancellation fee or rescheduling fee equal to [***] percent ([***]%) of the Manufacturing Fee for such firm Product purchase order. Notwithstanding the foregoing, Baxter agrees that EKR may cancel or reschedule up to [***] ([***]) [***] during the first [***] ([***]) [***] without payment of a cancellation or rescheduling fee.

6.6 Delivery; Shipment. All Product supplied under this Agreement will be delivered (FOB) the Facility as specified on and in accordance with shipping, handling and insurance instructions determined by EKR and provided in writing to Baxter. Title to and risk of loss passes to EKR upon Baxter’s shipment of the Product from the Facility. All Product shall be shipped in appropriate shipping containers and insured, as agreed upon in writing by the Parties, and Baxter shall, if required by the carrier, include the current material safety data sheet and certificate of analysis (COA) with each Product shipment.

6.7 Acceptance and Rejection

6.7.1 Procedure. Within three (3) business days following receipt by EKR of written notice from Baxter of its release of Product (the “Inspection Period”), EKR or its agents or representatives shall have the right to inspect, at the Facility, all Product released by Baxter under this Agreement. In the event that EKR notifies Baxter of a nonconformity within the Inspection Period, Baxter will delay shipment of such Product for up to fourteen (14) calendar days. Notwithstanding the foregoing, in the event that any of the Product delivered by Baxter to EKR pursuant to this Agreement, including without limitation Section 6.6, fails to conform with or breaches any warranty set forth herein relating to quality, the Product Specifications, or is otherwise defective, (as outlined in the Quality Agreement) (collectively, a “Defect”), EKR may (i) reject such

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Product by giving written notice to Baxter within thirty (30) days after EKR’s receipt of such Product if the rejection is due to obvious physical Defects (other than caused by shipping) or quantity discrepancies that are evident upon visual inspection of the packaged Product as received by EKR, and (ii) reject such Product by giving written notice to Baxter within thirty (30) days after EKR becomes aware of such Defect if it is rejecting a shipment due to defects other than obvious physical Defects or quantity discrepancies that are evident upon visual inspection of the packaged Product as received by EKR. For clarity, if Baxter ships the correct quantity of Product and complies with Section 6.6, including without limitation using appropriate shipping containers and insuring the Product as directed by EKR, then Baxter shall not be responsible for damage to Product that is caused by shipping and/or handling after risk of loss has transferred to EKR pursuant to Section 6.6. Notwithstanding anything contained herein, EKR shall not have any obligation to inspect the Product beyond a visual inspection of each shipment for obvious physical damage or quantity discrepancies that are evident upon visual inspection of the packaged Product as shipped by Baxter. Any notice given hereunder shall specify the manner in which the Product fails to conform to such warranty and/or Product Specifications.

6.7.2 Remedies. If the nonconformity of the Product is due to damage caused solely by EKR, then Baxter shall have no liability to EKR with respect to such nonconformity. Without limitation to any of the remedies that EKR may have, if the nonconformity is caused solely by Baxter, at EKR’s election, which shall be solely within EKR’s discretion, Baxter shall either, at EKR’s option, (i) replace such nonconforming Product at no additional cost to EKR within a mutually agreed time, or (ii) in lieu of replacing such nonconforming Product, credit EKR’s account for or refund the price paid by EKR for such nonconforming Product.

6.7.3 Notice of Failure to Meet Specifications. In the event that Baxter discovers that any batch or lot of Product that had previously been released in accordance with procedures set forth in Section 6.7.1 fails to conform to any Product Specifications or procedures herein, including without limitation any facility failures, Baxter shall notify EKR in writing and promptly, but within at least seventy-two (72) hours of such discovery by Baxter, providing details concerning the nature of such failure. Baxter will undertake, at its sole expense, and as is appropriate under the circumstances and its obligations under this Agreement, an internal investigation of any failures of the Product to meet the Product Specifications. The liability for costs associated with any such noncomplying batch or lot of Product shall be determined in accordance with Section 6.7 above, with the exception of the requirement that EKR provide written notice of rejection within the applicable time frame as specified herein, which shall not apply.

7.0 MANUFACTURING FEES

7.1 Price. Baxter will invoice EKR a Manufacturing Fee per unit of Product in the amount set forth in Exhibit E on or after the date of Baxter’s written notice to EKR of release of such Product pursuant to Section 6.7. In the event that Baxter obtains automated packaging equipment pursuant to Section 7.5 an additional [***] ($[***]) surcharge shall be added to the Manufacturing Fee per unit of Product, representing EKR’s portion of the cost of the automated packaging equipment per Section 7.5. Baxter will provide EKR with no less than [***] ([***]) months written notice prior to the implementation of the surcharge. EKR agrees to pay such surcharge until the balance due for the equipment is paid off.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

7.2 Annual Price Adjustments. Baxter may, following not less than [***] ([***]) [***] prior written notice to EKR, adjust the Manufacturing Fee on the annual anniversary of a Contract Year beginning with the first day of the Contract Year, by an amount that does not exceed the CPI-U Change, or as otherwise mutually agreed upon by the Parties.

7.3 Additional Work and Fees. The Manufacturing Fee is based upon the scope of activities that Baxter plans to undertake in the ordinary course to manufacture and release Product in accordance with this Agreement, including without limitations the Product Specifications and other Exhibits, and the Quality Agreement. The Manufacturing Fee does not cover activities or expenses related to matters that might arise outside the ordinary course of manufacturing and releasing Product in accordance with this Agreement and the Quality Agreement. By way of example, additional work might be required for Product or process changes requested by the FDA or other Regulatory Authorities, API source changes or API Manufacturing Process changes, USP or other regulatory requirements changes, excessive or untimely requests by EKR for label changes or recalls or other actions by Regulatory Authorities, or mutually agreed upon expansion of the Territory. Baxter will not be required to perform, nor be entitled to reimbursement for, any such additional work until the Parties reach written agreement on the scope of the additional wok and the related additional expenses.

7.4 Payment. EKR will pay the Manufacturing Fee and expenses for additional work under Section 7.3 (if any) within [***] ([***]) [***] of receipt of Baxter’s invoice in United States Dollars, to a bank account designated in writing by Baxter, except as expressly provided in this Agreement, including without limitation Section 6.5.2 and Section 6.7.2. Undisputed invoices not timely paid will be subject to a late payment charge of one and one-half percent (1 1/2%) per month or the highest amount permitted by law, if lower. Baxter shall submit all invoices to:

EKR Therapeutics, Inc.

1545 US Highway 206, Third Floor

Bedminster, NJ 07921

Attn: Susan Basso, Sr. VP Operations

7.5 Automated Packaging Equipment. In the event that Baxter obtains automated packaging equipment in order to produce the forecasted volumes of Product, EKR agrees to fund a portion of the cost of the equipment up to [***] percent ([***]%) of the actual cost of the installed automated packaging equipment but not greater than [***] Dollars ($[***]), which shall be accounted for by a [***] ([***]) surcharge on each unit of Product sold until such balance due is paid off. In the event that the [***] Dollars ($[***]) has not been paid in full by December 31, 2014, EKR agrees to pay any remaining balance at such time. Baxter shall retain title and risk of loss of such equipment. For the avoidance of doubt, the automated packaging line is not EKR designated equipment. Such equipment may be used by Baxter for itself or for other third party customers.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

8.0 API & EXCIPIENTS

8.1 General. EKR or its designee will, at EKR’s cost, be the exclusive provider to Baxter of all API for manufacture of the Product. Baxter shall, at Baxter’s cost, supply all excipients necessary for the manufacture of the Product (“Excipients”) and qualify all suppliers of Excipients. Baxter and EKR will agree on appropriate inventory levels of API and Excipients for Product. Baxter shall inspect, test, store, handle, release or reject, and process the API and Excipients in compliance with Product Specifications, the Quality Agreement, ‘standard operating procedures, NDA requirements, cGMP and all other applicable Laws. Without limiting the generality of the foregoing, upon receipt of API and Excipients, Baxter will promptly inspect and evaluate the API and Excipients consistent with the Quality Agreement to confirm compliance with the specifications therefor. Baxter shall use the API solely and exclusively for the Development Plan and for manufacturing and supplying Product to EKR in accordance with this Agreement. EKR shall at all times retain title to the API and Baxter shall not place a lien or security interest on, or otherwise encumber the API. Baxter will use commercially reasonable efforts to obtain maximum yield of Product from the API provided by EKR in connection with the services provided hereunder. The minimum commercial manufacturing yields for the API and Excipients will be established in good faith between the Parties prior to production of commercially saleable Product. The Parties will amend Exhibit E to set forth such minimum yields.

8.2 Change of API Source or API Manufacturing Process. EKR will use commercially reasonable good faith efforts to inform Baxter in writing at least two (2) years in advance of any change in its API source, or any change in its API Manufacturing Process if such change would require approval by the FDA or other Regulatory Authorities in the Territory. EKR will be responsible for requesting approval by the FDA and all other Regulatory Authorities in the Territory for such change in API or API Manufacturing Process. Following written notice to Baxter, Baxter will timely undertake work reasonably required to support EKR’s filings with the FDA and other Regulatory Authorities’ in the Territory to obtain approval for such change in accordance with Section 7.3. EKR will reimburse Baxter in accordance with Section 7.3 for Baxter’s work performed in support of such changes, including but not limited to the cost of new stability studies, submissions to the FDA and any other Regulatory Authorities, unless such change is required due to changes to the Baxter Container, Baxter’s negligence or misconduct, or Baxter’s failure to perform its obligations under this Agreement. For any such changes “required due to Baxter’s negligence or misconduct, or due to Baxter’s failure to perform its obligations under this Agreement, Baxter shall perform such work at its sale cost and expense.

8.3 Risk of Loss of API. Baxter will have the risk of loss or damage to the API while in the possession of Baxter. In. the event of loss or damage to the API during such period, Baxter will immediately notify EKR in writing if such loss is outside of the yield allowance set forth in Exhibit E. Loss of API shall be addressed through the yield reconciliation set forth in Exhibit E.

9.0 QUALITY MANAGEMENT

9.1 Quality Agreement; Compliance with Laws. Baxter and EKR shall, as soon as possible after the Effective Date, in good faith negotiate and execute a Quality Agreement concerning the Product and covering all appropriate activities under this Agreement. Upon execution and delivery of the Quality Agreement by both EKR and Baxter, the Quality Agreement shall automatically become part of this Agreement, as Exhibit F. In performing their obligations under this Agreement, Baxter and EKR shall comply with any and all applicable provisions of the Quality Agreement and with all applicable laws, rules and regulations.

9.2 Complaints and Adverse Event Reports. EKR will be solely responsible for the reporting to Regulatory Authorities of adverse experiences with respect to the Product. Exhibit H sets forth certain specific provisions regarding the handling of customer Product complaints and adverse experiences, including without limitation adverse event or reaction reports or FDA “field alerts”.

9.3 Recalls.

9.3.1 In the event EKR will be required or will voluntarily decide to recall or withdraw Product or API, then Baxter will fully cooperate with EKR in connection with such recall or withdrawal. Baxter will return any API and Product which is the subject of a recall or withdrawal to EKR in accordance with EKR’s written instructions, F.O.B. Baxter’s manufacturing facility whereupon risk of loss will pass to EKR. EKR will be responsible for disposing of any recalled or withdrawn API and Product subject to the provisions herein. If a recall or withdrawal is initiated due to any of the matters for which Baxter is indemnifying EKR under Section 14.2:then Baxter will, in addition to its other obligations under this Agreement, reimburse EKR for (i) all API incorporated into the recalled or withdrawn Product at the price set forth in Section 8.3, (ii) the Manufacturing Fees paid by EKR associated with the number of units of recalled or withdrawn Product; and (iii) all direct, out-of-pocket expenses which are incurred and documented by EKR in connection with such recall or withdrawal. If a recall or withdrawal is initiated due to any of the matters for which EKR is obligated to indemnify Baxter under Section 14.1, then EKR will, in addition to its other obligations hereunder, reimburse Baxter for all direct, out-of-pocket expenses which are incurred and documented by Baxter in connection with such recall or withdrawal.

9.3.2 Notwithstanding the provisions of Section 9.3.1, in the event that EKR believes a voluntary recall or withdrawal of Product may be necessary, then EKR will first notify Baxter of such circumstances and the Parties will collaborate to achieve an understanding of the need for and implications of such recall or withdrawal; provided, however, that nothing contained herein will be construed as restricting the right of EKR to initiate a timely recall or withdrawal of Product at any time should EKR reasonably determine that Product represents a threat to public health, safety or welfare: Baxter agrees to abide by all decisions of EKR to recall or withdraw Product.

10.0 [NOT USED]

11.0 REPRESENTATIONS AND WARRANTIES

11.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that (i) this Agreement is legal and valid and the obligations binding upon such Party are enforceable in accordance with their terms, (ii) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding to which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, and (iii) the party owns, controls, or has the right to grant to the other Party the licenses and other rights to use the intellectual property it authorizes the other Party to use in carrying out the objectives of this Agreement and the Party is not aware, as of the Effective Date, of any restrictions, limitations or interests superior to the Party’s intellectual property rights which would prevent the other Party from using such intellectual property in carrying out the objectives of this Agreement or which would cause the other Party to infringe the rights of others. During the Term of this Agreement, if a Party becomes aware of any events or circumstances that are reasonably likely to cause its representations and warranties to be untrue, the Party will promptly provide written notice of such events or circumstances to the other Party, including details reasonably requested by the other Party in order to evaluate the impact of such events or circumstances on this Agreement.

11.2 Warranties of EKR.

11.2.1 API. EKR warrants that the API, when shipped to Baxter hereunder, (i) will be manufactured, tested, and packaged in accordance with applicable cGMP regulations and all applicable Laws, including without limitation the regulations of the FDA and other applicable Regulatory Authorities in the Territory; (ii) will meet the API Specifications; (iii) will not be adulterated or misbranded within the meaning of the FD&C Act or any similar laws or regulations of applicable Regulatory Authorities in the Territory; and (iv) will not be an article that may not be introduced into interstate commerce under the FD&C Act or any similar laws or regulations of applicable Regulatory Authorities in the Territory.

11.2.2 Replacement. In the event of non-acceptance by Baxter of any delivery of API due to its failure upon inspection or testing by Baxter to meet EKR’s warranties set forth in Section 11.2.1, EKR’s sale obligation and Baxter’s exclusive remedy will be limited to replacement of the API (subject to the provisions of this Section), provided, however, that if the failure of API to meet EKR’s warranties set forth in Section 11.2.1 is not discoverable upon reasonable physical inspection and testing by Baxter but is identified by Baxter after activities utilizing API have commenced under the Development Plan, then EKR’ s obligation will also include payment to Baxter of an amount comparable to the Development Fees under Section 4.1.6 attributable to the development activities that Baxter must repeat with non-defective API; and provided further, that notwithstanding the foregoing EKR shall be obligated to indemnify Baxter pursuant to Section 14.1, as applicable. Following notice from Baxter and at the direction of EKR, Baxter will return the then remaining defective API to EKR or, at Baxter’s option if requested by EKR, destroy the same or deliver it to a third party qualified in such waste disposal. With respect to Product and work-in-process that incorporates defective API, Baxter will, at its option, destroy the same or deliver it to a third party qualified in such waste disposal. EKR will bear the cost of any return of API, including freight and handling, and the out-of-pocket costs of Product and/or work-in-process destruction. EKR will also, at its expense, replace defective API as expeditiously as possible and pay Baxter for Product and work-in-process incorporating defective API within thirty (30) days of receipt of Baxter’s detailed invoice following completion of the return or destruction of API.

11.2.3 Litigation. EKR warrants and represents that there is no claim, suit, proceeding or other investigation pending against EKR, or to the knowledge of EKR, threatened against EKR that is likely to prevent or materially adversely interfere with EKR’s performance under this Agreement or materially adversely affect the rights and interests of Baxter.

11.3 Warranties of Baxter.

11.3.1 Product. Baxter warrants that Product manufactured under this Agreement, at the time of release at Baxter’s manufacturing facility: (i) will be manufactured, tested, and packaged in accordance with the Quality Agreement, applicable cGMP regulations and all other applicable Laws, and regulations of the FDA and other applicable Regulatory Authorities in the Territory; (ii) will meet the Product Specifications; (iii) will not be adulterated or misbranded within the meaning of the FD&C Act or any similar laws or regulations of applicable Regulatory Authorities in the Territory; and (iv) will not be an article that may not be introduced into interstate commerce under the FD&C Act or any similar laws or regulations of applicable Regulatory Authorities in the Territory. Baxter further warrants that it will store, handle, and process the API, the Baxter Container, the EKR Formulation and any other component materials for the Product in accordance with all standard operating procedures, the Quality Agreement, cGMPs and all other applicable Laws. Notwithstanding the foregoing, this warranty will not extend to the API or the Formulation, nor to Product labeling, and will not apply to the extent that EKR has breached its warranty under Section 11.2.1.

11.3.2 Replacement. Baxter’s sole obligation and EKR’s exclusive remedy for breach of Baxter’s warranty set forth in Section 11.3.1 will be limited to, at EKR’ s sale option, replacement of the Product or a refund to EKR of all monies paid by EKR for such Product and the cost to EKR of the API; provided, however, that notwithstanding the foregoing Baxter shall be obligated to indemnify EKR pursuant to Section 14.2, as applicable; and provided, further, that notwithstanding the foregoing, if Baxter materially breaches its warranty set forth in Section 11.3.1 and if such breach(es) result in less than [***] percent ([***]%) of Product that was ordered for delivery during any [***] ([***]) [***] being released by Baxter and accepted by EKR., then EKR shall be entitled to seek compensatory damages arising from such breach(es), up to a maximum of six (6) times the amount that EKR would have been obligated to pay to Baxter for such unreleased or rejected Product. Following Baxter’s written notice to EKR that additional API will be required to replace defective Product, EKR will promptly provide to Baxter API necessary for replacement of such Product at the actual replacement cost of the API paid by EKR to its supplier including duty, freight and testing costs. EKR will provide to Baxter appropriate documentation evidencing such costs. Notwithstanding the foregoing, Baxter will pay no more for the additional API than [***] dollars ($[***]) per kilogram for API, plus duty, freight and testing costs.

11.3.2 Litigation. Baxter warrants and represents that there is no claim, suit, proceeding or other investigation pending against Baxter, or to the knowledge of Baxter, threatened against Baxter that is likely to prevent or materially adversely interfere with Baxter’s performance under this Agreement or materially adversely affect the rights and interests of EKR.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

11.3.3 Personnel. Baxter warrants and represents that it did not, does not, and will not knowingly use in any capacity in performing its obligations under this Agreement the services of any person disqualified or debarred under the Generic Drug Enforcement Act, 21 USC 335a, or otherwise disqualified or debarred by the FDA and it did not, does not, and will not knowingly use in any capacity in performing its obligations under this Agreement the services of any person who has been charged or convicted of a crime as defined under the Generic Drug Enforcement Act, and that it will comply with all of its applicable procedures and standards in screening its employees and consultants and taking appropriate action. If during the term of this Agreement, Baxter becomes aware that Baxter or any person performing services hereunder on behalf of Baxter has become disqualified or debarred, Baxter will provide immediate written notice of the same to EKR.

11.3.4 Compliance with Regulatory Authority. Without limiting the representations and warranties in Section 11.3.3. Baxter warrants and represents that (i) it has obtained, and will remain in compliance with, during the term of this Agreement, all permits, licenses and other authorizations (the “Permits”) that are required under federal, state and local laws, rules and regulations applicable to the production of products generally and all Permits applicable to the manufacturer of Product and performance of its obligations hereunder.

11.4 DISCLAIMER. EXCEPT AS EXPRESSLY SET FOR’IH HEREIN, NEI’IHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULARPURPOSB AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES.

12.0 CONFIDENTIALITY

12.1 Pre-Existing Confidentiality Agreement. The Parties previously signed a Confidentiality Agreement dated February 13,2002, as amended by a First Amendment dated January 17, 2005, Addendum No.3 relating to the Compound dated April 22, 2005, and Side Agreement to Addendum No.3 dated October 11, 2005 (the Confidentiality Agreement, First Amendment, Addendum No.3 and Side Agreement shall collectively be referred to as the “Confidentiality Agreement”), to cover the exchange of confidential information and materials relating to the Compound, Formulation, API, the Container, optimization, development and manufacture of the Product. The Parties agree that all discussions and negotiations relating to the Prior LOI, Amended WI, this Agreement, and any work performed, and data and results generated under the Prior LOI or Amended LOI prior to the Effective Date of this Agreement will continue to be covered by terms of the Confidentiality Agreement. The provisions of this Agreement shall govern any exchange of Confidential Information pursuant to this Agreement on or after the Effective Date.

12.2 Confidentiality. Except as otherwise permitted by this Agreement, the receiving Party will keep the disclosing Party’s Confidential Information confidential, and will not disclose, or otherwise make available to any person, firm, corporation or other entity, the disclosing Party’s Confidential Information. Neither Baxter nor EKR shall use the Confidential Information for any purpose other than specifically authorized by this Agreement, and will in all respects treat such Confidential Information at least as carefully as it treats its own confidential and proprietary information. EKR and Baxter each may disclose the other’s Confidential

Information to those of its officers, employees, agents, contractors and consultants (other than competitors of the disclosing Party) and to those of its Affiliates, whose review is necessary for the purposes of this Agreement and provided that any such individuals have undertaken confidentiality, non-disclosure and non-use obligations to EKR or Baxter, as the case may be, reasonably identical in substance to those undertaken herein, to EKR or Baxter, as the case may be. Nothing in this Agreement will prevent the disclosure of Confidential Information to the extent required to be disclosed by applicable Laws, to the relevant Regulatory Authorities or pursuant to an applicable court or administrative order; provided that the Party seeking to make such required disclosure will give the other Party reasonable prior notice thereof and “a copy of the disclosure proposed to be made, and will also reasonably cooperate with the other party to prevent or to limit such disclosure. Upon the request of the Disclosing Party, the Receiving Party will return to the Disclosing Party all Confidential Information (including copies) provided by the Disclosing Party under this Agreement, and will destroy all summaries, extracts and the like prepared by the Receiving Party that incorporate the Disclosing Party’s Confidential Information; provided, however, that the Receiving Party may retain one (1) complete copy of the Confidential Information in its archives for the purpose of determining its obligations under this Agreement.

12.3 Publicity and SEC Filings. Except as may be required by law (including without limitation any filings required by rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”)), neither Party shall issue any press release, publicity, or other public disclosure related to this Agreement or the other Party without the prior written consent of the other Party, which shall not be unreasonably withheld. In the event either Party is required by law or regulations to disclose such information, such Party shall provide written notice to the other Party, and the Parties shall cooperate fully and in a timely manner to remove any specifically identified Confidential Information, or to take any other such steps as reasonably necessary to protect such Confidential Information. Baxter acknowledges that this Agreement could, with respect to EKR, reasonably be deemed to be (i) a contract not made in the ordinary course of business which is material to EKR or (ii) a contract upon which EKR’s business is substantially dependent (a “Material Contract”) under Item 601(b)(10) of Regulation S-K promulgated by the SEC. Baxter may communicate information to investors to the extent made public by EKR.

12.4 Other Initiatives. Each party understands that the other party may have present or future initiatives, including initiatives with third parties, involving similar or identical products, technologies or processes that compete with a product, technology or process contemplated or offered by the other party. Accordingly, each party acknowledges that nothing in this Agreement shall be construed as a representation or inference that the other party will not develop for itself or enter into business relationships with other third parties. that involve products. technologies or processes that are similar or identical to or compete with any product, technology or process contemplated or offered by the other party, provided, however, that notwithstanding the foregoing, in the pursuit of such other initiatives by a party, such party does not materially breach any provision of this Agreement, including without limitation Article 13 (Intellectual Property) and including, by way of example, the negative covenants set forth in Sections 13.3.2.3 and 13.3.3.3, and that, pursuant to Section 12.2, Confidential Information is not used in breach of this Agreement.

12.5 Survival. The obligations under this Section 12 will extend for the longer of (i) five (5) years after expiration or termination of this Agreement or (ii) ten (10) years from the Effective Date of this Agreement.

13.0 INTELLECTUAL PROPERTY

13.1 Ownership of Inventions.

13.1.1 Ownership of Background Intellectual Property Rights. Ownership of Background Intellectual Property Rights will remain in the Party owning such rights on the Effective Date of the Amended LOI, which is April 24, 2006.

13.1.2 EKR Inventions. Subject to Section 13.3, the entire right, title and interest in all Inventions conceived solely by EKR or its employees, agents or other representatives (the “EKR Inventions”) will be owned solely by EKR, except that EKR hereby assigns to Baxter all EKR Inventions that relate to the Baxter Container but that does not relate to the EKR Compound or the EKR Formulation.

13.1.3 Baxter Inventions. Subject to Sections 13.2.2, 13.2.3 and 13.3, the entire right, title and interest in all Inventions conceived solely by Baxter or its employees, agents or other representatives (the “Baxter Inventions”) will be owned solely by Baxter, except that Baxter hereby assigns to EKR all Baxter Inventions that relate to the EKR Compound and/or EKR Formulation but that does not relate to (a) the Baxter Container or to (b) formulations, methods and/or processes that are useful independent of the EKR Compound and/or EKR Formulation.

13.1.4 Joint Inventions. Subject to Sections 13.2.2, 13.2.3 and 13.3, the entire right, title and interest in all Inventions conceived by (i) EKR or its employees, agents or other representatives and (ii) Baxter or its employees, agents or other representatives (the “Joint Inventions”) will be jointly owned by EKR and Baxter, each of which will own an undivided one-half (1/2) interest in such invention, except that: (A) EKR hereby assigns to Baxter all Joint Inventions that relate to the Baxter Container but do not relate to the EKR Compound or the EKR Formulation; and (B) Baxter hereby assigns to EKR all Joint Inventions that relate to the EKR Compound and/or EKR Formulation but that does not relate to (x) the Baxter Container or to (y) formulations, methods, and/or processes that are useful independent of the EKR Compound and/or EKR Formulation.

13.2 Reports; Information Developed During Project.

13.2.1 Content of Reports. Baxter will provide to EKR reports containing the data, test results, and specifications or procedures for the Product developed specifically for the EKR Compound and/or the EKR Formulation (“API/Formulation Specifications”) (and collectively, the “Project Materials”). These reports may also contain references to (i) pre-existing Baxter standard operating procedures, specifications, material codes and their specifications, and other information developed by Baxter (“Pre-Existing Specifications”) that fall within Baxter’s Background Intellectual Property Rights and (ii) original laboratory notebooks and other Good Laboratory Practices documentation generated by Baxter or its agents pursuant to this Agreement or the LOI or Amended LOI (“Original Product Data”).

13.2.2 Ownership of Reports and Their Contents. The Project Materials will become the property of EKR and will be treated as EKR’s Confidential Information and be subject to the provisions of Section 12.0 of this Agreement, and Baxter hereby assigns to EKR all of Baxter’s right, title and interest in, to and under the Project Materials, subject only to the last sentence of this Section 13.2.2 and Section 13.2.3, if applicable. For the avoidance of doubt, the API Formulation Specifications will become the property of EKR even if they constitute Baxter Inventions or Joint Inventions under Sections 13.1.3 and 13.1.4, subject to the licenses granted under Section 13.3. Pre-Existing Specifications, Baxter Background Intellectual Property Rights, as well as Original Product Data, will remain the property of Baxter and will constitute Baxter’s Confidential Information and be subject to the provisions of Section 12.0 of this Agreement, subject further to the license granted in Section 13.3.2.

13.2.3 Access. Baxter will make Pre-Existing Specifications and Original Product Data available to EKR and the Regulatory Authorities as reasonably required or requested by EKR in connection with its Regulatory Submissions and patent prosecution rights under this Agreement.

13.3 Licenses; Covenants Not to Use.

13.3.1 General Purpose. EKR and Baxter recognize the grant of licenses for intellectual property and the exchange of related Confidential Information including know-how is necessary to the collaborative development and manufacture of the Product. To protect the interests of the Parties as collaborators for the development and manufacture of the Product under this Agreement, the Parties agree that licenses for intellectual property and related Confidential Information including know-how that is received under this Agreement shall be used exclusively for the purposes of the collaboration as described in Section 13.3.

13.3.2 To Baxter From EKR.

13.3.2.1 Grant To Fulfill Obligations Under Agreement. EKR hereby grants to Baxter a nonexclusive, royalty-free license in the Territory, to use the EKR Compound, EKR Formulation, and Product under EKR’s Background Intellectual Property Rights, EKR Inventions, and all intellectual property rights assigned to EKR pursuant to Sections 13.1.3, 13.1.4 and 13.2.2, only to the extent necessary for Baxter to fulfill Baxter’s obligations under this Agreement, and provided that Baxter does not use such license in a manner that breaches its obligations under this Agreement or the Confidentiality Agreement.

13.3.2.2 Grant Of Rights Under Product Inventions. EKR hereby grants to Baxter a royalty-free, sole and exclusive (which shall be exclusive even as to EKR) license in the Territory, under all Product Inventions that are EKR Inventions that relate to the Baxter Container; provided. however, that the foregoing license (i) shall not include any use with the EKR Compound and/or EKR Formulation and (ii) shall be co-exclusive (to Baxter and EKR) solely to the extent necessary for EKR to fulfill its obligations under this Agreement. For the sake of clarity, the preceding sentence includes Product Inventions that may relate to other plastic bags, as well as the Baxter Container.

13.3.2.3 Negative Covenants of EKR. Except as provided in Section 6.8.1, EKR agrees not to use Product Inventions that are Joint Inventions in any flexible plastic bag other than the Baxter Container without Baxter’s express written consent. EKR agrees that no Baxter Inventions and/or Joint Inventions developed in the course of the Prior LOI, the Amended LOI and this Agreement may be commercially exploited by either Party outside the Territory.

13.3.3 To EKR From Baxter.

13.3.3.1 Grant To Fulfill Obligations Under Agreement. Baxter hereby grants to EKR a nonexclusive, royalty-free license in the Territory, to use the Baxter Container under Baxter’s Background Intellectual Property Rights, Baxter Inventions, all intellectual property rights assigned to Baxter under Sections 13.1.2 and 13.1.4 and all intellectual property rights embodied in the Pre-Existing Specifications and Original Product Data, only to the extent necessary for EKR to fulfill EKR’ s obligations under this Agreement, and provided that EKR does not use such license in a manner that breaches its obligations under this Agreement or the Confidentiality Agreement. .

13.3.3.2 Grant Of Rights Under Product Inventions. Baxter hereby grants to EKR a royalty-free, exclusive license (which shall be exclusive even as to Baxter) in the Territory to make, have made, use, import, offer to sell and sell all Product Inventions that are Baxter Inventions and/or Joint Inventions that relate to the EKR Compound and/or EKR Formulation, solely in connection with the EKR Compound and/or EKR Formulations, provided, however, that the foregoing license (i) shall not include any use with flexible plastic bags other than the Baxter Container and (ii) shall be co-exclusive (to Baxter and EKR) solely to the extent necessary for Baxter to fulfill its obligations under this Agreement.

13.3.3.3 Negative Covenants of Baxter. Baxter agrees not to make, have made, use, offer to sell, sell or import Product Inventions that are Baxter Inventions and/or Joint Inventions in connection with the EKR Formulation, except in connection with its obligations under this Agreement, including without limitation the development and manufacturing activities hereunder. In addition, Baxter agrees not to make, have made, use, offer to sell, sell or import Galaxy® bag presentations, or any improved versions thereof, containing the EKR Compound, except in connection with its obligations under this Agreement. Baxter agrees that no Baxter Inventions and/or Joint Inventions developed in the course of the Prior LOI, the Amended LOI and this Agreement may be commercially exploited by either Party outside the Territory.

13.4 Right Of First Negotiation. Baxter hereby grants to EKR a Right of First Negotiation with respect to the development and/or commercialization, anywhere in the world, of formulations containing the EKR Compound that are presented in Baxter’s [***], [***], or [***] container systems, or in Baxter’s [***] syringe. For the purposes of this Section 13.4 only, the term “Right of First Negotiation” shall mean the following: If Baxter wishes to undertake any of the foregoing activities, then Baxter shall provide written

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

notice to EKR of its intent, including without limitation a description of its intended activities sufficient detail to permit EKR to analyze the commercial, regulatory and scientific feasibility of such proposed activities (the “Baxter ROFN Notice”). EKR shall have [***] ([***]) [***] from receipt of the Baxter ROFN Notice (the “EKR Evaluation Period”) to notify Baxter in writing that EKR is interested in negotiating a transaction with Baxter concerning such activities (the “EKR ROFN Notice”), provided that if EKR does not issue a EKR ROFN Notice or declines in writing to exercise its ROFN, then Baxter shall thereafter have the right to pursue the activities in the Baxter ROFN Notice itself or with any third party. If EKR issues a EKR ROFN Notice within the EKR Evaluation Period, then Baxter and EKR shall, for a period of [***] ([***]) [***] after Baxter’s receipt of the EKR ROFN Notice or for such longer period as Baxter and EKR may agree in writing, negotiate exclusively and in good faith with each other to execute a binding written agreement on commercially reasonable terms covering such activities. If the Parties fail to execute a binding agreement during such period, Baxter shall have the right to pursue such activities on its own or with any third party.

13.5 Patent Prosecution.

13.5.1 Patent Filings on Solely-Owned Inventions. Each Party will, in its sole discretion, prepare, file, prosecute and maintain Patent Applications for inventions as to which it has sole ownership and no obligation to assign to the other Party under Sections 13.2 and 13.3 above and will be responsible for related proceedings. In the event that there is an obligation to assign an invention to the other Party, then the Party receiving such assignment will prepare and file Patent Applications on behalf of both Parties. Each Party will endeavor to ensure whenever possible that claims are filed and prosecuted in such Patent Applications specifically directed to the Field. Each Party will endeavor to ensure that such Patent Applications are filed before any public disclosure by either Party in order to maintain the validity .of Patent Applications filed outside of the United States. Each Party will bear all costs under this Section for Inventions as to which it has sole ownership or for which it receives an assignment of rights. Baxter will cooperate with EKR’s perfection of filings relating to API Formulation Specifications.

13.5.2 Joint Inventions and Patent Filings. With respect to all Patent Applications on Joint Inventions (“Joint Patent Applications”), EKR will prepare and me Patent Applications on behalf of both Parties and will diligently prosecute the same. At least thirty (30) days prior to the contemplated filing, EKR will submit a substantially completed draft of all such Joint Patent Applications to Baxter for its review and comment. The Parties will share equally the costs of the preparation, filing, prosecution and maintenance of any Joint Patent Applications and will share equally the costs of any related interference, reissue, re-examination and opposition proceedings. EKR will consult with Baxter and consider Baxter’s suggestions regarding the prosecution of such Patent Applications prior to submission of such Patent Application or a response to substantive correspondence related to such Patent Application, and will copy Baxter with any official actions and submissions in such Patent Applications. If either Party elects not to pay its portion of any shared costs for a Joint Patent Application, the other Party may proceed with such Joint Patent Application in its own name and at its sole expense, in which case the Party electing not to pay its share of costs will assign its entire right, title and interest in and to such Joint Patent Application to the other Party.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

13.5.3 Product Inventions and Patent Filings. Notwithstanding anything to the contrary in this Section 13.5, with respect to all Patent Applications disclosing or claiming Product Inventions (“Product Patent Applications”), EKR shall have the sole right to prepare, file and prosecute Patent Applications on behalf of both Parties, provided that EKR shall provide Baxter with copies of any Product Patent Applications and substantive correspondence related thereto and consult with Baxter on all responses to such substantive correspondence prior to submitting such revised Product Patent Applications or responses to the United States or other patent office.

13.5.4 Public Disclosure. Each Party agrees to delay any public disclosure, unless such disclosure is required by law, of the subject matter of any Patent Application until such Patent Application is published by the appropriate government agency, unless agreed to in writing by the Parties before such disclosure.

13.6 Cooperation. Each Party will cooperate with the other Party in completing any Patent Applications and patent prosecution, and in executing and delivering any instrument required to assign, conveyor transfer rights to the other Party in accordance with this Section 13.

14.0 INDEMNIFICATION

14.1 Indemnification By EKR. EKR shall indemnify, defend and hold harmless Baxter and its Affiliates and their respective directors, officers, employees and agents, and each of their successors and permitted assigns, from and against any and all third party claims, actions, causes of action, liabilities, losses, damages, costs or expenses, and resulting settlements, awards or judgments, including reasonable attorneys’ fees (“Indemnified Amounts”), that arise out of or relate to (i) the failure of API provided by EKR. hereunder to meet the warranties set forth in Section 11.2; (ii) breach by EKR of any of its other representations, warranties, covenants, agreements or obligations under this Agreement; (iii) negligence or willful misconduct of EKR in the performance or nonperformance of EKR’s obligations under this Agreement; (iv) personal injury or property damage caused by the Product at any time before or after first commercial sale, except to the extent covered by Baxter’s indemnification obligations set forth in Section 14.2; (v) any patent, trade name, trademark, service mark or copyright infringement, or any claim or judgment of such infringement thereof relating to the EKR Formulation or API supplied by EKR or to the Product (except to the extent covered by Baxter’s indemnification obligations pursuant to Section 14.2) or (vi) the use of any trademark(s), trade names or copyrightable materials of EKR or its Affiliates, as authorized by this Agreement.

14.2 Indemnification By Baxter. Baxter shall indemnify, defend, and hold harmless EKR and its directors, officers, employees and agents, and each of their successors and permitted assigns, from and against any Indemnified Amounts, that arise out of or relate to (i) the failure of Product provided by Baxter hereunder to meet the warranties set forth in Section 11.3; (ii) a breach by Baxter of any of its other representations, warranties, covenants, agreements or obligations under this Agreement; (iii) the negligence or willful misconduct of Baxter or any of its contractors in manufacturing Product or in the performance or nonperformance of any of Baxter’s obligations under this Agreement; (iv) any patent, trade name, trademark, service mark or copyright infringement, or any claim or judgment of such infringement thereof, relating to the

Baxter Container and/or the manufacturing processes or equipment used by Baxter to manufacture the Product (except to the extent covered by EKR’s indemnification obligation, . pursuant to Section 14.1), or (vii) the use of any trademark(s), trade names or copyrightable materials of Baxter or its Affiliates, as authorized by this Agreement.

14.3 Applicability. Notwithstanding the foregoing Sections, in the event of any third party claims of liability, loss, damage or expense arising out of or in connection with the physical or chemical interaction of the Container, the API, and/or the EKR Formulation, the indemnification contained in Sections 14.1 and 14.2 will not apply, and liability will be apportioned equally between the Parties.

14.4 Procedures. The indemnified Party will give the indemnifying Party prompt written notice of any claim, proceeding or suit for which it seeks indemnification under Sections 14.1 or 14.2 (hereafter, a “Matter”). The indemnifying Party will have fifteen (15) business days after receipt of the indemnified Party’s notice to notify the indemnified Party that the indemnifying Party elects to conduct and control the defense of such Matter. If the indemnifying Party does not give the foregoing notice, the indemnified Patty will have the right to defend or settle such Matter in the exercise of its exclusive discretion, and the indemnifying Party will, upon request from the indemnified Party, promptly pay to it in accordance with Sections 14.1 or 14.2, as the case may be, the amount of any liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees, resulting from such Matter. If the indemnifying Party provides the foregoing notice, the indemnifying Party will have the obligation to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the indemnifying Party, the conduct and control of the defense and any settlement of such Matter and the indemnified Party will cooperate with the indemnifying Party in connection therewith; provided that: (a) the indemnifying Party will not thereby permit any lien, encumbrance or other adverse charge upon any asset of the indemnified Party; (b) the indemnifying Party will permit the indemnified Party to participate in the defense or settlement through counsel chosen by the indemnified Party, but the fees and expenses of such counsel will be borne by the indemnified Party except as provided in clause (c) below; and (c) the indemnifying Patty will agree to reimburse promptly under Sections 14.1 or 14.2, as the case may be, the indemnified Party for the full amount of any liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees, resulting from the Matter, except for any fees and expenses of counsel for such indemnified Party incurred after the assumption of the conduct and control of such Matter by the indemnifying Party. So long as the indemnifying Party is contesting any Matter in good faith, the indemnified Party will not pay or settle any such Matter; except that such indemnified Party will have the right to pay or settle any such Matter but in so doing such indemnified Party will be deemed to have waived any right to indemnity therefor by the indemnifying Party under Sections 14.1 or 14.2, as the case may be. Under no circumstances shall the Indemnifying Party admit or concede fault or liability on behalf of the Indemnified Party, including without limitation as part of a settlement or compromise of the Matter.

14.4 No Claim for Losses. Except with respect to each Party’s indemnification obligations hereunder or as otherwise expressly set forth herein, in no event will either Party or their respective Affiliates be liable for any special, indirect, incidental or consequential damages arising out of this Agreement.

14.5 Insurance. As of the Effective Date, Baxter is self-insured for the types of liabilities for which Baxter may be liable under Section 14.2. If at any time during the Term, Baxter ceases to be self-insured, Baxter shall notify EKR in writing at least thirty (30) days before such event, and shall obtain and keep in force at its sole expense for the remainder of the Term insurance coverage at least equivalent to EKR’s obligations under this Section 14.5. EKR will obtain and keep in force at its sole expense during the Term of this Agreement, the following insurance covering EKR and its agents, employees, representatives and subcontractors:

(i) Comprehensive or Commercial General Liability in an amount not less than [***] dollars ($[***]) each occurrence combined single limit for bodily injury and property damage for products/completed operations (including vendors coverage), blanket contractual liability, personal injury and independent contractors protective insurance. EKR will provide Baxter with at least 30 days’ notice prior to any cancellation, non-renewal or material change in coverage. EKR will provide Baxter with a certificate of insurance evidencing compliance with this insurance obligation.

15.0 ALTERNATE DISPUTE RESOLUTION

The Parties will attempt to settle any claim or controversy arising out of this Agreement through good faith negotiations and in the spirit of mutual cooperation. Any issues that cannot be resolved between the Team Leaders will be referred to a senior management representative from each of the Parties who has the authority to resolve the dispute. In the event such senior management representatives cannot resolve the dispute, the dispute will be referred to the Chief Executive Officer of EKR and the President, Medication Delivery for Baxter. In the event these Officers cannot resolve the dispute, the dispute will be mediated by a mutually acceptable mediator to be chosen by the Parties within thirty (30) days after written notice by the Party demanding mediation. Neither Party may unreasonably withhold consent of the selection of the mediator and the Parties will share the costs of the mediation equally. The Parties may agree to replace mediation with some other form of Alternative Dispute Resolution (“ADR”), such as neutral fact-finding or a mini-trial. Except for claims alleging breach of confidentiality or relating to intellectual property, including without limitation the infringement, validity or enforceability of any patent or patent application. which may be immediately submitted to federal and state courts, any dispute that cannot be resolved by the Parties through mediation or another form of ADR within one hundred and ninety (190) days of the date of the initial written demand for mediation may then, and only then, be submitted to the Federal or state courts, as appropriate, for resolution. Nothing in this Section will prevent either Party from resorting to judicial process if (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (ii) injunctive relief from a court is necessary to prevent serious and irreparable injury to one Party or to others.

16.0 FORCE MAJEURE

16.1 General. Neither Party shall be liable, or deemed in breach of its obligations under this Agreement for a delay in performance or nonperformance as the result of an act of governmental authority, war, acts of terrorism, riot, fire, explosion, hurricane, flood, strike,

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

lockout, or injunction, or any other cause beyond its reasonable control preventing the performance of such Party’s obligations under this Agreement (“Force Majeure”), provided that the affected Party (i) promptly notifies the other Party of the Force Majeure event as provided in Section 16.2; (ii) uses reasonable diligence and efforts to remedy the situation if reasonably capable of being remedied by that Party; and (iii) continues performance of its obligations to the extent the Force Majeure event permits. Upon cessation of such Force Majeure, such Party shall promptly resume performance of its obligations hereunder. This requirement that any Force Majeure be remedied with all reasonable dispatch will not require settlement of strikes or labor controversies by acceding to the demands of the opposing parties.

16.2 Notice. Each Patty affected by Force Majeure shall promptly notify the other Party upon the occurrence of, or the reasonable anticipation of the occurrence of such Force Majeure, explaining the nature, details, and expected duration thereof. The affected Party will advise the other Party from time to time as to progress in remedying the situation and as to the time when the affected party expects to resume its obligations and will notify the other Party as to the expiration of any Force Majeure as soon as the affected Party knows the date thereof. If a Party anticipates that a Force Majeure is reasonably likely to occur, that Party will notify the other party as soon as practicable, explaining the nature, details, and expected duration thereof.

16.3 Termination. If either Party is unable to perform it obligations hereunder for any consecutive period of ninety (90) days, upon providing written notice, the other Party shall have the right to terminate this Agreement in its entirety effective as of such notice.

17.0 TERM AND TERMINATION

17.1 Term and Expiration. This Agreement will be effective as of the Effective Date and will terminate at the end on December 31, 2016 (“Initial Term”), unless terminated earlier as herein provided. “Contract Year” is defined as (i) the [***] ([***]) month period beginning on the Effective Date and (ii) each [***] ([***]) month period.

17.1.1 Renewal Term. This Agreement shall automatically renew after the Initial Term for consecutive [***] ([***]) year terms (“Renewal Term”) as follows:

17.1.1.1 For the Renewal Term commencing on [***] and ending on [***], on or before [***], EKR will notify Baxter of its intent to either terminate or extend the Agreement for a Renewal Term. In the event EKR intends to extend the Agreement for a Renewal Term and Baxter agrees, on or before [***], the Parties shall agree upon the Annual Purchase Obligation for the Product for each [***] in the Renewal Term.

17.1.1.2 For the Renewal Term commencing on [***] and ending on [***], on or before [***], EKR will notify Baxter of its intent to either terminate or extend the Agreement for a second Renewal Term; ·In the event EKR intends to extend the Agreement for a second Renewal Term and Baxter agrees, on or before [***], the Parties shall agree upon the Annual Purchase Obligation for each [***] in the second Renewal Term.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

17.1.1.3 For any further Renewal Terms commencing any time after [***], EKR will notify Baxter of its intent to either terminate or extend the Agreement for a subsequent Renewal Term, no later than twenty-four (24) months prior to the end of the then current Renewal Term. The Parties will mutually agree upon an Annual Obligation for each calendar year in such Renewal Terms.

17.2 Early Termination

17.2.1 Termination by Either Party. Either Party may terminate this Agreement as follows:

17.2.1.1 effective immediately upon the giving of written notice, if approval of the Product’s NDA, if such NDA is required, is not received within forty-eight (48) months from the date of this Agreement;

17.2.1.2 effective thirty (30) days after written notice given by the non-breaching Party of a material breach of this Agreement by the other Party, if such breach is not cured within thirty (30) of receipt of such notice containing details of such breach; or

17.2.1.3 effective immediately upon written notice given by the non-bankrupt Party, if the other Party files a petition in bankruptcy, or is adjudicated bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, is voluntarily or involuntarily dissolved, or has a receiver, trustee or other court officer appointed for its property.

17.2.1.4 effective upon twelve (12) months written notice if the Parties are unable to mutually agree upon an Annual Purchase Obligation in accordance with Sections 6.4.1.1 and 6.4.1.2.

17.3 Termination by EKR. EKR may terminate this Agreement upon written notice to Baxter, if there has been a Technical Failure of the Baxter Container.

17.4 Effects of Termination.

17.4.1 Continuing Obligations. Expiration or termination of this Agreement will not relieve or release either Party from fulfilling any obligation accruing prior to the effective date of such expiration or termination.

17.4.2 Disposal of API. Upon termination or expiration of this Agreement, Baxter will promptly return all then remaining API, finished Product and work-in-process to EKR. or if requested by ERR, destroy such API, finished Product and work-in-process or deliver it for destruction to a third party qualified in such waste disposal. Return or destruction of API, finished Product and work in progress will be at Baxter’s expense if termination is due to a material breach by Baxter. Return or destruction of API, finished Product and work-in-process will be a EKR’s expense if termination is due to any other reason.

17.4.4 Survival. Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of 2, 5,9.2,9.3,11,12 (for the period set forth in Section 12.5), 13, 14, 15, 17,18, 19 and 20 will survive the expiration or termination of the Agreement. Any expiration or termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination.

18.0 NOTICES

All notices or other communications that are required or permitted under this Agreement will be in writing and deemed delivered at the time they are personally delivered, or on the business day next following the date of transmission when sent by facsimile, or two (2) business days after being sent by a nationally recognized overnight courier, with postage or delivery charges prepaid and addressed as follows:

If to Baxter:

Baxter Healthcare Corporation

BioPharma Solutions

25212 West Illinois Route 120

Round Lake, Illinois 60073

Attention: General Manager

Fax No.: ·847-270-3490

With a copy to:

Baxter Healthcare Corporation

One Baxter Parkway

Deerfield, Illinois 60015

Attention: General Counsel

Fax No.: 847-948-2450

If to EKR:

EKR Therapeutics Inc.

1545 US Highway 206, 3rd Floor

Bedminster, NJ 07921

Attn: Howard Weisman, CEO

Fax: 866-824-8111

With a copy to:

EKR Therapeutics Inc.

1545 US Highway 206, 3rd Floor

Bedminster. NJ 07921

Attn: General Counsel

Fax: 866-824-8111

19.0 EXPORT

Each Party will adhere to the United States Export Administration Laws and Regulations and will not export or re-export any technical data or Information received from the disclosing Party or the direct product of such technical data or Information to any proscribed country listed in the United States Export Administration Regulations, unless properly authorized by the United States Government.

20.0 MISCELLANEOUS

20.1 Independent Contractors. It is expressly acknowledged and agreed that Baxter and EKR will be independent contractors and that the relationship between the two Parties will not constitute a partnership. joint venture or agency. Neither Party, nor its agents or employees, will be deemed agents or representatives of the other Party. Neither Party will have the right to enter into any contracts or commitments in the name of, or on behalf of the other Party, without the prior written consent of the other Party to do so. Nothing herein will be construed as granting any license or right under any patent or trademark right of either Party, by implication or otherwise, to the other except as expressly provided herein.

20.2 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. All rights of either Party under this Agreement are personal and will not be assigned, nor will the performance of either Party’s duties be delegated, without the prior written consent of the other Party, except that upon prior written notice either Party may assign its rights and obligations under the Agreement to any of its Affiliates, or either Party may assign its rights in connection with the sale or assignment of substantially its entire business .to which this Agreement relates. An assignment permitted under this Section 20.2 will not be effective, however, unless the purchaser, assignee, or transferee assumes such Party’s obligations under this Agreement and the assignment will not relieve the assigning Party of its responsibilities under this Agreement.

20.3 Entire Agreement. This Agreement, together with its Exhibits A through I, including the separate Confidentiality Agreement contains the entire agreement between the Parties relating to the subject matter hereof, and all prior and contemporaneous written and verbal proposals, discussions, writings, and other understandings. by and between the Parties and relating to the subject matter, are superseded hereby, including without limitation the Amended LOI and the Prior LOI None of the terms of this Agreement may be amended, supplemented, or waived except in a writing signed by each of the Parties. Any term or condition of any firm purchase order, sales acknowledgement, or document that is in addition to, different from, or contrary to the terms and conditions of this Agreement shall be void.

20.4 Governing Law. This Agreement will be deemed to have been entered into in the State of New York and the interpretation and construction and the remedies for enforcement or breach of this Agreement are to be applied pursuant to and in accordance with the laws of such state without reference to any rules of conflict of laws.

20.5 Severability. In the event that anyone or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties agree to replace any invalid provision or parts thereof by new provision(s) that closely approximate the economic and proprietary results intended by the Parties.

20.6 Waiver. The waiver by either Party hereto, of any right hereunder, of a material breach by the other Party will not be deemed a waiver of any other right hereunder, or any other material breach by said other Patty whether of a similar nature or otherwise. No failure or delay on the part of the Parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver; nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

20.7 Counterparts. This Agreement and any amendment or supplement hereto may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

20.8 Review with Counsel. Each Party agrees that it has had the opportunity to review this Agreement with its legal counsel. Accordingly, the rule of construction that any ambiguity in this Agreement is to be construed against the drafting party will not apply.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the date first set forth above.

BAXTER HEALTHCARE CORPORATION		EKR THERAPEUTICS, INC.

By:	/s/ Brik V. Eyre/	By:	/s/ Howard Weisman/

Name: Brik V. Eyre		Name: Howard Weisman
Title: General Manager		Title: CEO
Date: 11/09/2009		Date: 11/06/2009

EXHIBIT A

All Specifications are in Draft form and will be finalized upon product approval

API SPECIFICATIONS

[***]

PRODUCT SPECIFICATIONS

[***]

[***]

[***]

[***]

FORMULATION SPECIFICATIONS

[***]	[***]
[***]
[***]	[***]
[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

DEVELOPMENT PLAN

The Development Plan shall include detailed plans agreed upon by the Parties in writing, including as of the Effective Date the following:

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]

The Parties agree that the Exhibit B Development Plan will be updated to reflect Product that includes [***], consistent with the Development Plan and Fee Schedule set forth in Exhibit D.

Further, the Parties agree that this Exhibit will be updated to reflect activities relative to Cardene API Supplier Qualification and [***]Cardene, as consistent with the Development Plan and fee schedule set forth in Exhibit D.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

REGULATORY STRATEGY

[***]

[***]

[***]
[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

DEVELOPMENT PLAN AND FEE SCHEDULE

SEE ATTACHED:

EXHIBIT D-1

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

and

EXHIBIT D-2

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

and

EXHIBIT D-3

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

and

EXHIBIT D-4

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D1

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

	[***]	[***]	[***]	[***]

[***]	[***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***] [***] [***] [***] [***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

[***]
	[***]	[***]	[***]

		1. [***] 2. [***] 3. [***] 4. [***]	[***] [***]

[***]

[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

	[***]	[***]	[***]	[***]
[***]	• [***] • [***]	• [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***]	• [***] • [***] • [***] • [***] • [***] • [***] • [***]	• [***] • [***] • [***] • [***] • [***] • [***] • [***]

[***]	[***]	[***] [***]	[***] [***]	[***] [***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

[***] [***]	[***] [***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]
[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D2

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

	[***]	[***]	[***]	[***]

[***]		[***]

	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]
			[***]	[***]
			[***]	[***]

			[***]	[***]
			[***]	[***]

[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D2

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		• [***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]		[***]
		[***]		[***]
		[***]		[***]
[***]
[***]
	[***]	[***]
[***]

[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D2

Development Plan, Manufacturing Plan, and Development Deliverables

([***])

[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2

EXHIBIT D-3

DEVELOPMENT PLAN, MANUFACTURING PLAN, AND DEVELOPMENT

DELIVERABLES

([***])

	[***]	[***]	[***]

[***]	[***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***]

[***]	• [***] • [***] • [***]	• [***] • [***] • [***]	• [***] • [***]

Total Program Cost = $[***]

BAXTER CONFIDENTIAL

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D-4

Development Plan, Manufacturing Plan, and Development Deliverables

[***]

	[***]	[***]	[***]
[***]	[***] [***] [***] [***] [***] [***] [***]	• [***] [***] [***] • [***] [***] [***] [***] [***]	• [***] • [***] • [***] [***] • [***] [***] • [***] • [***]
	• [***]	• [***]	[***]
	[***]	• [***]	[***]
• [***]
	[***]	[***]	• [***]
• [***]
	[***]	[***]	• [***]
• [***]
	[***]		•
		• [***]	[***]
	[***]	• [***]	[***]
	• [***] • [***]	• [***] • [***]	[***]
	• • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] •	• [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***] • [***]	• [***] • [***] • [***] • [***]
• [***]

BAXTER CONFIDENTIAL

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D-4

Development Plan, Manufacturing Plan, and Development Deliverables

[***]

	• [***] • [***] • [***]	• [***] [***] • [***] • [***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]		• [***]

[***]

	• [***] • [***]	• [***] • [***] • [***]	[***]

	• [***] • [***]	• [***]

• [***]

[***]	[***]	[***]	[***]

[***]

BAXTER CONFIDENTIAL

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D-4

Development Plan, Manufacturing Plan, and Development Deliverables

[***]

[***]
	-	[***]
	-	[***]
	-	[***]
	-	[***]
	-	[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

[***]			[***]

[***]			[***]

[***]			[***]

[***]			[***]

[***]
[***]

[***]

Baxter Confidential

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E

MANUFACTURING FEES and ANNUAL PURCHASE OBLIGATION

Manufacturing Fee per each Unit

The tiered pricing schedule is based on the following volumes:

Tier 1	First [***] units ordered X $ [***] per unit

Tier 2	Units [***] to [***] X $ [***] per unit

Tier 3	Units [***] to [***] X $ [***] per unit

*Note: In accordance with Section 7.5, an additional [***] ($[***]) surcharge shall be added to the Manufacturing Fee for each unit and applied towards the balance owed on the automated packaging equipment. As soon as the balance is paid off, the surcharge will be eliminated. By way of example, if the Manufacturing Fee is $[***] per unit and Baxter has obtained automated packaging equipment under Section 7.5, the amount to be paid per unit under this Exhibit E shall be $[***] per unit

Minimum Lot Sizes will be determined pursuant to Section 6.5.1 of the Agreement.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E (Continued)

Annual Purchase Obligation

Cardene Presentation		2010	2011	2012	2013	2014
1X

1X RTU Saline	batches	[***]	[***]	[***]	[***]

	eaches	[***]	[***]	[***]	[***]

1X RTU Dextrose	batches	[***]	[***]	[***]	[***]

	eaches	[***]	[***]	[***]	[***]

2X

2X RTU Saline	batches	[***]	[***]	[***]	[***]

	eaches	[***]	[***]	[***]	[***]

2X RTU Dextrose	batches	[***]	[***]	[***]	[***]

	eaches	[***]	[***]	[***]	[***]

Forecast	batches	[***]	[***]	[***]	[***]	[***]

Forecast	eaches	[***]	[***]	[***]	[***]	[***]

Total Number of Bags	eaches	[***]	[***]	[***]	[***]	[***]

Notes:

1)	The Annual Purchase Obligations for years 2015 and 2016 and the Annual Purchase Obligation for the 4X Product shall be agreed upon by the Parties in accordance with Section 6.4.1.

The Annual Purchase Obligation for any Renewal Term shall be agreed upon by the Parties in accordance with Section 17.1.1.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT F

AMENDED AND RESTATED AQUALITY AGREEMENT

SEE ATTACHED.

AMENDED AND RESTATED QUALITY AGREEMENT

This Amended and Restated Quality Agreement (this “Amended and Restated Quality Agreement”), effective April 9, 2009, is entered into by Baxter Healthcare Corporation, a Delaware corporation having an office at 25212 West Illinois Route 120, Round Lake, IL 60073 (“Baxter”) and EKR Therapeutics, Inc., a Delaware corporation, having its principal offices at 1545 Route 206 South, 3rd Floor, Bedminster, NJ 07921 (“EKR”). EKR and Baxter may each be referred to as a “party” and collectively as the “parties”.

WHEREAS, Baxter and PDL BioPharma, Inc. (“PDL”) previously entered into a Development and Manufacturing Agreement, dated January 4, 2007, (the “Manufacturing Agreement”) and a Quality Agreement effective October 1, 2007 (the “Quality Agreement”) pursuant to which Baxter will supply EKR with the formulation of nicardipine hydrochloride (Cardene® I.V.) in a Baxter bag container system (the “PRODUCT”);

WHEREAS, the Manufacturing Agreement and Quality Agreement were assigned to EKR and EKR assumed all of PDL’s obligations under the Manufacturing Agreement and the Quality Agreement effective March 3, 2007;

WHEREAS, Baxter and EKR wish to amend and restate certain provisions of the Quality Agreement and, therefore, Baxter and EKR agree that this Amended and Restated Quality Agreement shall supercede and replace the Quality Agreement effective as of October 1, 2007;

WHEREAS, the Manufacturing Agreement provides that the parties will enter in a quality agreement;

Baxter and EKR agree as follows:

1) This Quality Agreement shall serve as Exhibit F of the Manufacturing Agreement. Except as otherwise expressly set forth in this Quality Agreement, this Quality Agreement will be governed by all of the terms and conditions of the Manufacturing Agreement. In the event of any disagreement between this Quality Agreement and the Manufacturing Agreement, the terms and conditions of the Manufacturing Agreement shall control and prevail with respect to business and financial matters and this Quality Agreement shall control and prevail with respect to quality-related matters.

2) This Quality Agreement will constitute an agreement between the parties regarding their individual responsibilities for the quality assurance for the manufacture and supply of the PRODUCT. In particular, this Quality Agreement defines which party is responsible for the cGMP aspects of manufacturing and specifies the procedure that the person responsible at each of the parties will undertake for releasing batches for sale to ensure that the parties comply with the PRODUCT application approved by the Regulatory Authorities. This Quality Agreement takes the form of a detailed checklist of all the activities associated with pharmaceutical production, analysis, release and shipment. Responsibility of each activity is assigned to EKR and/or Baxter in the appropriate box.

Baxter Healthcare Corporation:	EKR Therapeutics, Inc.:
25212 West Illinois Route 120	1545 Route 206 South, 3rdFloor
Round Lake, IL 60073	Bedminster, NJ 07921

Position: Director, Quality	Position: Senior VP, Operations and Supply

Name: Robert Arnott	Name: Susan C. Bacso

Signature/Date: /s/ Robert Arnott 04/15/2009	Signature/Date: /s/ Susan C. Basco 04/09/2009

Term	Definition
Annual Product Review	Annual review of quality standards and batch documentation to determine the need for Specification and Manufacturing changes, as determined by EU Annex 18, 2.5 and/or CFR 2ll.180(e)

API	Active Pharmaceutical Ingredient

BOM	Bill of Materials

CFR	U.S. Code of Federal Regulations

cGMP	Current Good Manufacturing Practices

CMC	Chemistry, Manufacturing and Controls

CMO	Contract Manufacturing Organization

Drug PRODUCT	The dosage form in the final Packaging intended for marketing

Manufacturing	The processes of producing and filling of Drug PRODUCT into final container closure system

NDA	New Drug Application

OOS	Out of Specification

Packaging	All operations, including filling and labeling, which API or PRODUCT has to undergo in order to become a finished PRODUCT.

Primary Packaging Material	Material employed in the packaging of the PRODUCT that comes in direct contact with the PRODUCT.

Printed Components	Any component that is controlled for artwork and text including, but not limited to, the Package insert, bag film, carton labels, and cartons.

PRODUCT	Formulation of nicardipine hydrochloride (Cardene® I.V.) in a Baxter GALAXY container system.

QA	Quality Assurance

QC	Quality Control

Regulatory Authorities	The U.S. Food and Drug Administration and its successors (the “FDA”) and similar governmental agencies outside the United States and throughout the world that are responsible for granting manufacturing, marketing, price and/or reimbursement price authorizations and includes applicable national, supra-national (e.g. the European Commission or the Council of the European Union), state or local regulatory authorities, departments, bureaus, commissions, councils or other governmental entities that have jurisdiction over the PRODUCT, whether the development, manufacture, handling, storage, transportation, destruction, or otherwise.

Reference Samples	Representative reserve of each batch of API or Drug PRODUCT stored to meet CRF 211.170 and/or EU Annex 18, 11.7 requirements.

SOP	Standing Operating Procedure

Secondary Packaging Material	Material employed in the packaging of the PRODUCT that does not come in direct contact with the PRODUCT.

Specification	A set of criteria to which a material must conform to be considered acceptable for its intended use

USP	United States Pharmacopeia

	RESPONSIBILITIES	EKR	Baxter
1	GENERAL

1.1	Both parties are responsible for ensuring that the terms of the Quality Agreement are complied with and performed in accordance with cGMP.	X	X

1.2	This Quality Agreement may be revised on an “as-needed” basis or whenever the Manufacturing Agreement is amended. All changes in the Quality Agreement must be documented, reviewed and approved by both parties.	X	X

1.3	The parties will attempt to resolve disputes or conflicts in a timely and equitable manner and in compliance with all applicable quality and regulatory requirements. Resolutions will be documented and signed by both parties.	X	X

1.4	This Quality Agreement will terminate with the expiration or earlier termination of the Manufacturing Agreement.	X	X

1.5	Baxter will conduct and maintain operations in compliance with current applicable environmental, occupational health and safety laws and regulations.		X

2	COMPLIANCE REQUIREMENTS

2.1	Regulatory

2.1.1	Baxter will Manufacture, test, Package, and hold the PRODUCT in accordance with cGMP, all applicable requirements of the FDA and/or other Regulatory Authorities.		X

2.1.2	Baxter will Manufacture and Package the PRODUCT in strict adherence to the approved drug application.		X

2.1.3	EKR shall maintain regulatory filings and allow visibility of applicable information to Baxter.	X

2.1.4	Baxter will permit, at EKR’s expense, one escorted audit by EKR and/or its designee(s) (two (2) auditors, two (2) days free of charge) within any twelve month interval, or at any time in the event of a compliance issue, of all relevant premises, procedures, and documentation.		X

2.1.5	Baxter will not subcontract any Manufacturing, Packaging, or testing to a third party without prior written agreement by EKR. Sub-contractors will meet Baxter’s requirements for approved vendors. If EKR requests the use of a non-Baxter approved subcontractor, EKR will be responsible for the qualification of that subcontractor.		X

2.1.6	EKR, upon request, will provide copies to Baxter of supplements, annual reports, and correspondence regarding the approved drug application or CMC where applicable.	X

2.1.7	Baxter will permit inspection by Regulatory Authorities. EKR representatives will be allowed on-site during inspections specific to the manufacture of PRODUCT at Baxter under the reasonable discretion of Baxter. EKR personnel interactions with the inspector(s) shall be under direction of the Baxter agent in charge. Baxter personnel will address all Manufacturing questions.	X	X

2.1.8	Each party shall notify the other party of any applicable inspections by Regulatory Authorities, Form 483s, Warning Letters or other communications relating to the PRODUCT from Regulatory Authorities within two (2) business days after receipt of such communications. Each party will have opportunity to review and comment on subsequent response(s) if they would have an impact on the PRODUCT.	X	X

2.1.9	Upon request, Baxter will provide copies to EKR of any FDA Form 483, Establishment Inspection Report, or other similar Regulatory Authority notice normally available through Freedom of Information, redacted as necessary where the PRODUCT is specifically mentioned or directly impacted.		X

	RESPONSIBILITIES	EKR	Baxter
2.1.10	In the event of an inspection of EKR by any Regulatory Authority, Baxter shall make every effort to make available to the Regulatory Authority any production, validation, stability, or testing records requested within two (2) business days of the request, according to the inspection policy of Baxter.		X

2.1.11	Baxter will notify EKR within one (1) business day of receipt of any information which could result in a Field Alert required pursuant to 21CFR314.81(b)(l)(i), or (ii) or any event which could lead to regulatory action.		X

2.1.12	Baxter shall notify EKR prior to submitting PRODUCT-specific responses request(s) for PRODUCT sample(s), and batch records to the Regulatory Authorities for PRODUCT supplied to EKR. Baxter will respond within a reasonable timeframe to questions that may arise from Regulatory Authorities.		X

2.1.13	Baxter shall complete and provide a copy of the Annual Product Review to EKR, per 21CFR211.180(e). Baxter will assess trending and confirm the process is under a state of control. Any changes will be managed through Change Control (see Section 2.5)		X

2.1.14	Baxter will provide information necessary to fulfill the FDA annual report requirements per 21 CFR 314.81. Sixty (60) days prior to annual report due date EKR will notify Baxter.	X	X

2.1.15	Each party represents that it is not debarred under the U.S. Generic Drug Enforcement Act of 1992 or employs or uses the services of any individual who is debarred or to its knowledge who has engaged in activities that could lead to being debarred.	X	X

2.1.16	Baxter will conduct and maintain operations in compliance with current applicable environmental and occupational health and safety laws and regulations.		X

2.1.17	Baxter will document, investigate, and resolve deviations from approved Manufacturing instructions, testing instructions, and/or Specifications. All deviations shall be recorded and justified. Copies will be provided to EKR of all deviations that correspond to a given batch. Baxter will notify and supply a copy to EKR, within two (2) business days, of all confirmed OOS and critical deviations that occur that may affect final PRODUCT quality. EKR will approve critical deviation/OOS assessments prior to batch release.		X

2.1.18	Baxter shall maintain all documentation for API, excipients, PRODUCT Manufacturing and Packaging processes as per current applicable regulations.		X

2.1.19	Baxter will conduct stability testing according to the ICH guidelines and the protocol. All PRODUCT related documentation including Product Stability Monitoring as filed in the regulatory submission will be made available to EKR for inspection upon request.		X

2.1.20	EKR will issue and both parties will follow up on FDA Field Alerts within three (3) business days of receipt per 21 CFR 314.81(b)(l)(i).	X	X

2.2	Complaints – Product Quality and Adverse Drug Experience

2.2.1	EKR will maintain the collection, logging, and resolution of complaints and adverse drug experiences.	X

2.2.2	EKR shall investigate and track any adverse events it receives.	X

2.2.3	Baxter agrees to transmit to EKR any reports of unexpected side effects of similar problems associated with the PRODUCT.		X

	RESPONSIBILITIES	EKR	Baxter
2.2.4	EKR shall investigate and track any complaints it receives. Baxter will forward all PRODUCT complaint reports to EKR within two (2) business days after receipt by Baxter. EKR will investigate, resolve, file, and track all complaint reports per EKR SOPs. Baxter will use commercially reasonable efforts to report the findings of the investigation to EKR within 60 calendar days from the date of receipt of the PRODUCT sample. EKR will be responsible for customer response communications.	X	X

2.2.5	Baxter will notify EKR of any requests for information, notices of violation or other communication from a Regulatory Authority relating to environmental, occupational health, and safety compliance.		X

2.2.6	Baxter will notify EKR of any incident affecting compliance with environmental, occupational health, and safety laws.		X

2.2.7	Both parties shall agree upon follow up corrective action. In the event of a disagreement, EKR shall have final authority over any corrective action that involves the API and Baxter shall have authority over corrective action that involves the Galaxy process or container/closure.	X	X

2.3	Product Recalls

2.3.1	In the event that either party determines that the API or the PRODUCT violates applicable laws, regulations, agreed upon Specifications, or is deemed unacceptable for some other reason, Baxter and EKR must notify each other within one (1) business day of such determination and meet within two (2) business days of such determination.	X	X

2.3.2	EKR will make the decision to initiate a recall of the PRODUCT.	X

2.3.3.	EKR will notify the appropriate Regulatory Authorities in the event of a recall.	X

2.3.4	Baxter will investigate PRODUCT issues, using the appropriate procedures, to the extent that the issue relates to or affects the PRODUCT as it is Manufactured at Baxter.		X

2.3.5	EKR will manage recalls with assistance from Baxter as requested.	X	X

2.3.6	EKR will be responsible for reconciliation of returned PRODUCT with assistance from Baxter as required.	X	X

2.4	Responsibilities to Authorities

2.4.1	EKR will liaise with Regulatory Authorities on PRODUCT inquiries and adverse events.	X

2.4.2	EKR will supply to Baxter safety/hazard and handling data on the PRODUCT and API.	X

2.4.3	Baxter will maintain safety/hazard and handling data on API, excipients and the PRODUCT.		X

2.5	Change Control

2.5.1	Change Control for the PRODUCT will be administered through Baxter’s Change Control system. Changes subject to Change Control (“Changes”) include, but are not limited to, the Manufacturing and Packaging processes, the cleaning processes, process equipment, facilities, utilities, Specifications, and analytical test methods.		X

2.5.2	All Changes proposed by Baxter will be forwarded to the EKR QA contact for approval as soon as practicable. EKR’s decision will be final on changes that affect the PRODUCT registrations.		X

2.5.3	All Changes proposed by EKR will be forwarded to the QA contact at Baxter’s Manufacturing site using EKR internal procedures for Change Control.	X

	RESPONSIBILITIES	EKR	Baxter
2.5.4	EKR shall obtain all necessary and appropriate regulatory and quality approvals prior to authorizing any Change in a timely manner as required.	X

2.5.5	Upon approval by EKR (and within the ability of Baxter to do so), Baxter will initiate the Changes as defined by internal Baxter SOP’s. All Change Control documentation will be available to EKR upon request. EKR will receive final copies of all updated documents. Baxter shall obtain and maintain all necessary regulatory and quality approvals applicable to Baxter in connection with such Changes.		X

2.5.6	Formatting changes, and other non-technical changes, to master records, analytical test methods or Specifications will not require prior approval by EKR. Changes to methods and/or Specifications for consistency with USP or other compendia will not require prior approval by EKR. Baxter will provide EKR with a courtesy copy of such proposed changes prior to implementation.		X

3	PRODUCT MANUFACTURING

3.1	API, Excipient, and Raw Material Handling

3.1.1	EKR will, at its cost, supply API and the necessary reference standards including any degradent (Ll impurity) reference standards to Baxter at Baxter’s manufacturing facility located in Round Lake, Illinois.	X

3.1.2	API will be supplied timely, in adequate quantities to enable Baxter to meet its obligations to manufacture PRODUCT in accordance with the terms of this Agreement and in conformance with the API Specifications.	X

3.1.3	EKR is responsible for auditing on an annual basis the API-related vendor(s) and suppliers and assuring GMP compliance. EKR will provide assurance that the API Supplier has been certified per the requirements identified in 21 CFR211.84(d)(2)	X

3.1.4	EKR will supply only released API to be used in the manufacture of the PRODUCT. A Certificate of Analysis will be supplied with each lot of API indicating that the material is released. Further, all API supplied by EKR will conform with ICH 07 requirements.	X

3.1.5	Baxter will complete qualification, procurement, inspection, storage, sampling, testing, and release of the excipients and raw materials used in the Manufacture of the PRODUCT.		X

3.1.6	Baxter will complete test method validation for all API and excipient testing to be performed by Baxter. Baxter will draft the test method validation protocol and execute the protocol following EKR’s approval. EKR will review all associated data and approve the final reports that are generated from the validation.	X	X

3.1.7

Baxter will follow written procedures describing the identification, quarantine, handling, sampling, testing and approval or rejection of API, excipients, and raw materials. As it relates to API testing, Baxter will complete the following testing, as defined according to the current specification:

Identification A – Infrared Absorption

Identification B – UV Scan

Potency % – HPLC Assay

Bacterial Endotoxins

X

3.1.8	EKR is responsible for the investigation and resolution of any potential-related nonconformance identified by BAXTER. BAXTER will provide reasonable assistance to EKR with any API nonconformance investigations for possible handling, laboratory or analyst error.	X	X

	RESPONSIBILITIES	EKR	Baxter
3.1.9	Baxter will only use approved raw material and excipient manufacturers, distributors, and suppliers. EKR will be responsible for approval of all such suppliers specified by EKR. If EKR adds, deletes, or changes a manufacturer/distributor/supplier, EKR will notify Baxter and Baxter will issue a Change Control request prior to implementing the change. EKR will provide an audit of all vendors that are not also approved by Baxter. Any changes made to the manufacturer, distributor, and/or supplier of the raw materials will not require a prompt revision of the Quality Agreement. They will be incorporated on the next revision of the Quality Agreement.	X	X

3.1.10	Baxter will use reasonable efforts to obtain material that conforms to agreed-upon Specifications. If the primary supply source becomes unavailable, EKR will assist Baxter with identifying a new source. Auditing of vendors is the responsibility of the party who sources the materials.	X	X

3.1.11	Baxter will qualify vendors per Baxter SOPs. Baxter shall have sufficient documentation in place to justify any reduced sampling and testing.		X

3.1.12	Baxter will retain Reference Samples of API and excipients, including samples for periodic re-tests, for one (1) year beyond expiry of last lot of Drug PRODUCT containing the API. Upon expiration of the one year or termination of the contract, Baxter will offer retained samples to EKR.		X

3.1.13	Baxter shall certify that raw materials and processes are Transmissible Spongiform Encephalopathy and Bovine Spongiform Encephalopathy free.		X

3.1.14	EKR shall certify that the API is Transmissible Spongiform Encephalopathy and Bovine Spongiform Encephalopathy free.	X

3.1.15	Baxter and EKR will maintain compliance with the USP Residual Solvent <467> requirement. As such, EKR will be responsible for assessing the residual solvent levels for PRODUCT and determining limits for PRODUCT. EKR will be responsible for residual solvent information, including qualification and/or disclaimers for all EKR supplier API and excipients used in the processing of PRODUCT. Baxter will be responsible for obtaining residual solvent information from the supplier of raw materials purchased by Baxter. Baxter will not test materials for residual solvents unless requested to do so by EKR. If the supplier of the material is unable to provide residual solvent information, the material may not be suitable for use at Baxter. If any of the materials (API or Excipients) used to produce the PRODUCT fail to meet the USP <467> Option 1 requirements, EKR will provide Baxter evidence demonstrating that the PRODUCT meets the USP <467> Option 2 requirements.	X	X

3.2	Validation

3.2.1	Baxter will draft the process validation protocols and execute the protocols following EKR’s approval. EKR will review all associated data, batch records, deviations, changes, and reports that are generated from the validation. EKR will approve the final report.	X	X

3.2.2	Baxter will draft the cleaning validation protocol and execute the protocol. EKR has the authority to review all associated data, batch records, deviations, changes, and reports that are generated from the validation.	X	X

3.2.3	Baxter will perform and maintain all validation including but not limited to: process, analytical method, cleaning, computer, Packaging, and sanitization. Changes to validated systems are subject to Change Control (see Section 2.5).	X	X

	RESPONSIBILITIES	EKR	Baxter
3.2.4	Baxter shall complete media fills per Baxter’s procedures and schedules. Baxter will notify EKR within two (2) business days of any confirmed media fill failure on a line used to process EKR PRODUCT. Verbal communication shall be followed by a written communication within three (3) business days. EKR will work with Baxter to determine the extent of Impact to EKR PRODUCT as a result of the failure.	X	X

3.3	Maintenance and Calibration

3.3.1	Baxter will complete all equipment and instrument maintenance and calibration.		X

3.4	Manufacturing Documentation

3.4.1	Baxter will maintain the batch identification system for the PRODUCT Manufactured by Baxter (i.e. batch number assignment) and ensure that unique batch numbers are used for each batch of the PRODUCT.		X

3.4.2	Baxter will compile the BOM for PRODUCT Manufacturing with EKR’s final approyal.	X	X

3.4.3	Baxter will maintain all batch records and associated PRODUCT documentation for a minimum of one year beyond expiry date of the PRODUCT. Baxter shall keep validation batch production and testing records permanently.		X

3.4.4	Baxter will draft master Manufacturing batch records with final approval by EKR. Baxter will provide official copies to EKR when the documents are revised.	X	X

3.4.5	Baxter shall Manufacture the PRODUCT in accordance with principles of cGMP as described by the Regulatory Authority appropriate for the type of PRODUCT.		X

3.4.6	Baxter shall assure that the PRODUCT is Manufactured, Packaged, held, labeled, and tested according to Baxter’s procedures and batch records and fulfills the PRODUCT Specification.	X	X

3.5	Packaging of the PRODUCT

3.5.1	Baxter will complete qualification, procurement, incoming inspection, storage, sampling, testing, and release of Primary and Secondary Packaging Materials and Printed Components according to approved Specifications.		X

3.5.2	Baxter will follow written procedures describing the identification, quarantine, handling, sampling, testing and approval or rejection of the PRODUCT, Printed Components, and Primary and Secondary Packaging Materials.		X

3.5.3	Baxter will qualify Packaging vendors per Baxter SOPs. Baxter shall hav sufficient documentation in place to justify any reduced sampling and testing. Baxter will only use approved Packaging manufacturers, distributors, and suppliers.		X

3.5.4	Baxter will ensure that the PRODUCT is Packaged, inspected, and held according to Baxter’s procedures and Packaging instructions, and fulfills the PRODUCT Specification.		X

3.5.5	Baxter will control Specifications for Primary and Secondary Packaging Materials and provide reference copies to EKR.		X

3.5.6	EKR will control content including artwork and labeling text Specifications of Printed Components.	X

3.5.7	Baxter will retain samples of Primary Packaging Materials for one year past expiry of last lot of the PRODUCT contained in the Primary Packaging Materials.		X

	RESPONSIBILITIES	EKR	Baxter
3.5.8	Baxter will complete reconciliation of Primary Packaging Material and Printed Components after all critical process steps. Baxter will perform component accountability per its approved SOPs. Any reconciliation outside of pre-established limits must be investigated and a copy of the investigation included in the reconciliation.		X

3.5.9	Baxter will create and maintain the BOM for PRODUCT Packaging and provide copies of the BOM to EKR.		X

3.5.10	Baxter will create and maintain master Packaging instructions in accordance with the PRODUCT Specifications and/or EKR instructions and provide official copies to EKR when the documents are revised.		X

3.5.11	Baxter will maintain all executed master Packaging instructions and associated PRODUCT documentation for a minimum of one year beyond expiry date of the PRODUCT. Baxter, if applicable, shall keep validation batch production records permanently.		X

3.5.12	Baxter will provide EKR with customer samples of Printed Components, as requested.		X

3.6	QC Testing of the PRODUCT

3.6.1	Baxter will generate and maintain the PRODUCT sampling plan and sample the PRODUCT according to the approved sampling plan.		X

3.6.2	Baxter will complete test method validation for the PRODUCT. Baxter will draft the test method validation protocol and execute the protocol following EKR’s approval. EKR will review all associated data and approve the final reports that are generated from the validation.	X	X

3.6.3	Baxter will participate in test method transfers and test method validations as applicable. All method transfers and validations shall be performed according to a EKR approved protocol, which shall include acceptance criteria.	X	X

3.6.4	Baxter wÏÏlco nplete in-process and final analysis of the PRODUCT per approved test methods.		X

3.6.5	Baxter will complete QC equipment instrument maintenance and calibration.		X

3.6.6	EKR will provide Baxter with the PRODUCT final release and stability Specification.	X

3.6.7

Baxter will generate the Certificate of Analysis (“CofA”) per approved PRODUCT Specification. Minimally the CofA will include the following:

•    PRODUCT name and strength

•    Item number

•    Batch Number

•    Date of Manufacture

•    Expiry Date

•    Test, Specification, and Result

•    Statement of conformance

•    Baxter Quality Signature

X

3.6.8	Baxter will store and retain raw data and reports in accordance with cGMP and internal procedures. Raw data will be accessible for on-site review within a reasonable timeframe.		X

3.6.9	Baxter will qualify contract test laboratories per Baxter SOPs, if required. If the contract test laboratory is requested by EKR and not a Baxter approve contract test laboratory, EKR will be responsible for qualification of the contract test laboratory.	X	X

	RESPONSIBILITIES	EKR	Baxter
3.6.10	Baxter will retain Retention Samples of PRODUCT according to Baxter procedures, for one (1) year beyond expiry date of PRODUCT. Upon termination of the contract, Baxter will offer Retention Samples to EKR.		X

3.6.11	Baxter will complete analysis of final PRODUCT by Quality Control per approved methods		X

3.6.12	EKR will supply reference and impurity standards fully qualified to Compendial Standards (as appropriate) for use in testing of the active ingredient of the API and commercial Drug PRODUCT.	X

4	STORAGE AND TRANSPORTATION OF THE PRODUCT AND WASTE DISPOSAL

4.1	EKR and Baxter will store the PRODUCT according to labeled storage conditions.	X	X

4.2	EKR will be responsible for shipping qualification.	X

4.3	Baxter shall package the PRODUCT per Baxter’s validated procedures and transfer the PRODUCT to EKR’s qualified shipper.		X

4.4	EKR will be responsible for arrival of the PRODUCT at the final destination free of damage and contamination. EKR shall be responsible for the handling and investigation of any deviation occurring in shipment or transport.	X

4.5	Baxter will arrange for transportation of the PRODUCT to EKR or a third party designated by EKR.		X

4.6	Baxter will dispose of waste and rejected/non conforming PRODUCT. Baxter may discard the PRODUCT only after final disposition of the PRODUCT by EKR.		X

5	RELEASE OF THE FINISHED PRODUCT

5.1	Baxter will complete 100% inspection of the PRODUCT.		X

5.2	Baxter will complete the executed batch record and associated PRODUCT documentation review, and disposition of the batch.		X

5.3	In the event Baxter rejection of PRODUCT, EKR may not alter the disposition.	X	X

5.4

For each lot, Baxter will minimally make available to EKR the following batch specific documentation:

•    Certificate of Acceptance

•    Units Produced

•    Copies of all confirmed Out of Specification exception reports

•    Exception Reports (Quality Impact Statements) with potential impact on product quality

X

5.5	Baxter will provide the required documentation for EKR review upon completion of batch disposition and release with a target of seventeen (17) calendar days of batch Manufacture.		X

5.6	EKR will complete its batch record review and provide final disposition notification to Baxter within ten (10) business days upon receipt of required documentation from Baxter.	X

5.7	In the event that after the release of the PRODUCT either party becomes aware that the PRODUCT may have a non-conformity that may affect its fitness for use, such party shall notify the other party within two (2) business days after it becomes aware.	X	X

	RESPONSIBILITIES		EKR	Baxter
6	DOCUMENTATION

6.1	Baxter shall maintain all master formulas, PRODUCT Specifications, BOM for Manufacturing the PRODUCT, master batch records, executed batch records, Packaging instructions, Specifications, and validation packages per Baxter’s procedures and in accordance with cGMP.			X

6.2	Prior to record destruction by Baxter, Baxter shall notify EKR and, if EKR so requests, Baxter shall transfer such records to EKR for storage.			X

7	CONTACT NAMES

	Department	EKR	Baxter

7.1	Quality Assurance	Susan Bacso Ph: 877-435-2524,x 121 Fax: 908-997-0787 E-mail: s.bacso@ekrtx.com	Robert Arnott Ph: 847-270-3276 Fax: 847-270-3699 Email: robert_arnott@baxter.com

	Regulatory Affairs	Alexander Mironov Ph: 877-435-2524, x 123 Fax: 866-868-7493 E-mail: s.mironov@ekrtx.com	Samantha Turzynski Ph: 847-270-4357 Fax: 847-270-4119 Email: Samantha_turzynski@baxter.com

	Supply Chain	Cheryl Gavigan Ph: 877-435-2524, xl18 Fax: 866-310-0860 E-mail: c.gavigan@ekrtx.com	Larry Rosol Ph: 847-270-3726 Fax: 847-270-3699 Email: larry_rosol@baxter.com

EXHIBIT G

NOT USED

EXHIBIT H

ADVERSE EVENT HANDLING PROCEDURE

Each Party will notify the other Party following receipt of any information within the timeframes specified herein, including but not limited to information regarding any threatened or pending action by Regulatory Authorities, that might reasonably affect the safety or efficacy claims of the Product, activity under the Development Program, production or marketing of the Product, or the ability of EKR to supply API. Promptly upon receipt of such notice, the Parties will consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however that nothing contained herein will be construed as restricting the right of either Party to make a timely report of such matter to any Regulatory Authorities or take other action that it deems to be appropriate or required by applicable law or regulation.

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Baxter shall report to EKR all adverse event reports on the Product as soon as possible but in no event later than five (5) business days of notification of the event to Baxter either directly or through Product Surveillance.

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EKR shall have the responsibility of maintaining the global safety database for Post Marketing Adverse Event reports for the Product and shall be solely responsible for assessing, coding, follow-up for AE reports as required.

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EKR shall be solely responsible for the submission of expedited AE reports to the FDA and other regulatory agencies as appropriate, as the responsibility for expedited reporting will lie with the Application Holder for the Product

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EKR shall be responsible to conducting literature searches as appropriate and preparing and submitting Post Marketing Periodic Adverse Drug Experience Reports (FDA) and/or Periodic Safety Update Reports (PSURs).

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Baxter and EKR will review the adverse event reports exchanged pursuant to this Exhibit H on an annual basis to confirm that all adverse event reports submitted by one Party to the other were received by the other Party.

EXHIBIT I

DEFINITIONS

(Section 2.0)

The following terms, whether used in the singular or plural, shall have the following meanings ascribed to them:

“ADR” shall have the meaning set forth in Section 15.0.

“Affiliate” shall mean any corporation or business entity that controls, is controlled by, or is under common control with, EKR or Baxter. A corporation or business entity will be deemed to control another corporation or business entity if it owns, directly or indirectly, fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock, or general partnership interest of such corporation or business entity. Baxter’s Affiliates shall include without limitation, Baxter Healthcare Corporation of Puerto Rico and Baxter Healthcare S.A.

“Agreement” shall have the meaning set forth in the introduction of this Agreement.

“Amended LOI” shall mean the Amended and Restated Letter of Intent regarding the Development and Manufacturing of EKR’s Formulation containing Nicardipine in a Baxter Container, dated September 5, 2006 and effective as of April 24, 2006.

“Annual Purchase Obligation” shall have the meaning set forth in Section 6.4.1.

“API” shall mean all the EKR Compound which is supplied to Baxter by EKR, in accordance with the terms of this Agreement and the Specifications set forth in Exhibit A.

“API Manufacturing Process” is defined as a process used in the manufacture of API of such a type that a change in such process would require approval by the FDA or other Regulatory Authorities in the Territory in order to market, sell and distribute the Product in the Territory.

“Background Intellectual Property Rights” shall mean all patents, patent applications, copyrights. trademarks, trade secrets, and other intellectual property rights owned by either Party or under which a Party otherwise has rights, where the inventions claimed, the works of authorship, or the know-how, trade secrets and the like, were first made prior to the effective date of the Amended LOI.

“Baxter Container” shall mean a Baxter bag container system. Methods of manufacturing, sealing, filling, sterilizing and/or handling the Baxter Container shall be deemed to relate to the Baxter Container.

“Baxter Development Deliverables” shall have the meaning set forth in Section 4.1.4.

“Baxter Inventions” shall have the meaning set forth in Section 13.1.3.

“cGLP” or “Current Good Laboratory Practices” shall mean (i) the good laboratory practices required by the FDA and set forth in the FD&C Act or FDA regulations, policies, or guidelines in effect at a particular time, for conducting non-clinical laboratory studies of pharmaceutical materials, including without limitation Title 21 of the United States Code of Federal Regulations, Part 58, and (li) the corresponding regulatory requirements of each jurisdiction in the Territory relating to the manufacture and testing of Product.

“cGMP” or “Current Good Manufacturing Practices” shall mean (i) the good manufacturing practices required by the FDA and set forth in the FD&C Act or FDA regulations, policies, or guidelines in effect at a particular time, for the manufacture, testing and packaging of pharmaceutical materials, including without limitation Title 21 of the United States Code of Federal Regulations, Parts 210 and 211, and (ii) the corresponding regulatory requirements of each jurisdiction in the Territory relating to the manufacture and testing of Product. .

“Confidentiality Agreement”, a copy of which is attached to this Agreement as Exhibit I, shall have the meaning set forth in Section 12.1.

“Confidential Information” shall mean all Information, data, know-how, and all other proprietary and confidential business, technical, and financial data, including without limitation the Development Deliverables disclosed hereunder, by one Party or any of its Affiliates to the other Party or any of its Affiliates pursuant to this Agreement, whether disclosed in writing, visually, electronically or orally, except those specific parts or any portion thereof which: (i) at the time of disclosure, is generally available to the public; (ii) after disclosure hereunder, becomes generally available to the public, except through breach of this Agreement by the recipient; (iii) the recipient can demonstrate by written records was in its possession prior to the time of such disclosure by the disclosing Party hereunder, and was not acquired directly or indirectly from the disclosing Party or its Affiliate; (iv) becomes available to the recipient from a third party that is not legally prohibited from disclosing such Confidential Information, provided such Confidential Information was not acquired directly or indirectly from the disclosing Party or its Affiliates; (v) the recipient can demonstrate by written records was developed by or for the recipient independently of the disclosure of Confidential Information by the disclosing Party or its Affiliates; or (vi) is required to be disclosed by legal process; provided, in each case the Party so disclosing Confidential Information timely informs the other Party and uses commercially reasonable efforts to limit the disclosure and maintain confidentiality to the extent possible and permits the other Patty to attempt by appropriate legal means to limit such disclosure.

“Control” shall mean possession of the ability to grant the licenses or sublicenses as provided for in this Agreement without violating the terms of any agreement or arrangement with any third party.

“[***]” shall mean [***] of Labor, Bureau of Labor Statistics.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

“Delivery Date” shall mean the date of delivery of the last Development Deliverable set forth in the Development Plan.

“Development Deliverables” shall have the meaning set forth in Section 4.1.4 and 4.1.5.

“Development Fees” shall have the meaning set forth in Section 4.1.6 and Exhibit D.

“Development Plan” shall mean the plan for refining the Product, as set forth in Exhibits B and D and described generally in Section 4.1.

“Development Program” shall mean the development work on the Product to be performed by the Parties to refine the Product, with the objective of enabling EKR to me Regulatory Submissions with Regulatory Authorities in the Territory, encompassing the tasks set forth in Exhibits B and C, the Development Deliverables, and any other Development Services.

“Development Services” shall have the meaning set forth in Section 4.1.1.

“[***] Product” shall mean the Product that is developed in accordance with Exhibit D-4.

“Facility” shall mean Baxter’s manufacturing facility located in Round Lake, Illinois, USA.

“FDA” shall mean the United States Food and Drug Administration and any successor agency and the corresponding regulatory authority of each jurisdiction in the Territory.

“FD&C Act” shall mean the United States Federal Food, Drug and Cosmetic Act, as amended, or any corresponding Act of each jurisdiction in the Territory.

“Field” shall mean the development, registration and manufacture of the Product.

“First of Code” shall mean Product resulting from the manufacture of the first three (3) production batches intended for commercial sale.

“Force Majeure” shall have the meaning set forth.in Section 16.1.

“Formulation” shall mean (i) techniques and data including, but not limited to, ideas (including patentable inventions), inventions, practices, methods, knowledge, trade secrets, documents, apparatus, clinical and regulatory strategies, test data (including pharmacological, toxicological and clinical test data), analytical and quality control data, manufacturing, patent and legal data, market data, financial data and (ii) chemical formulations, compositions of matter, product samples and assays.

“Initial Term” shall have the meaning set forth in Section 17.1.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

“Inventions” shall mean all discoveries, inventions and improvements that are conceived during the course of the work being performed pursuant to the Amended LOI or this Agreement. Inventions shall exclude the Background Intellectual Property Rights.

“Joint Inventions” shall have the meaning set forth in Section 13.1.4.

“Law” or “Laws” shall have the meaning set forth in Section 6.1.

“Prior LOI” shall mean the Letter of Intent dated November 11, 2005, as amended by a First Amendment dated February 6, 2006 and by a Second Amendment dated May 3, 2006.

“Manufacturing Fee” shall mean the fee per unit paid by EKR to Baxter for Product manufactured under this Agreement as described in Section 7.1 and Exhibit E.

“NDA” shall mean a New Drug Application or supplemental New Drug Application (sNDA), as defined in the FD&C Act and applicable regulations promulgated thereunder, as amended from time to time, or any corresponding foreign application, registration, or certification of each jurisdiction in the Territory.

“Original Product Data” shall have the meaning set forth in Section 13.2.1.

“Party” or “Parties” shall mean EKR and Baxter individually, and collectively, as applicable.

“Patent” shall mean (i) valid and enforceable letters patent in any country, including any extension, registration, continuation, divisional, reissue, reexamination or renewal thereof and (ii) to the extent valid and enforceable rights are granted by a governmental authority thereunder, a Patent Application.

“Patent Application” shall mean an application for letters patent in any country.

“EKR Compound” shall mean nicardipine or a: pharmaceutically acceptable salt thereof, including, but not limited to, (+/-)-2-(benzyl-methyl amino) ethyl methyll.4-dihydro-2.6dimethyl-4-(m-nitrophenyl)-3.5-pyridinedicarboxylate monohydrochloride, which is generally known as nicardipine hydrochloride.

“EKR Formulation” shall mean the EKR Compound that is developed in the course of the Prior LOI, the Amended ·LOI and this Agreement.

“EKR Formulation Specifications” shall mean those specifications for the final release of the premix, ready-to-use pharmaceutical solution that are developed and finalized by the Parties as part of the Development Program and which, when presented in a Baxter Container, are part of the Product Specifications.

“EKR Inventions” shall have the meaning set forth in Section 13.1.2.

“Product” shall mean an EKR Formulation presented in a Baxter Container. For the avoidance of doubt, this shall also include the “[***] Product”.

“Product Inventions” shall mean any EKR Inventions, Baxter Inventions, and Joint Inventions that relate to the Product and do not relate solely to either the Baxter Container, the EKR Compound and/or EKR Formulation.

“Product Specifications” shall mean the EKR Formulation Specifications, API specifications together with the Baxter Container specifications, which collectively describe the Product and are developed and finalized by the Parties as part of the Development Program as provided under Section 4.1. As of the Effective Date, provisional Product, Baxter Container, API and EKR Formulation specifications are set forth in Exhibit A.

“Quality Agreement” shall mean the Amended and Restated Quality Agreement, pursuant to Section 9.1, to be set forth in Exhibit F hereto relating to, among other things, information sharing between the Parties to ensure EKR’s obligations in Regulatory Submissions and other regulatory obligations in respect of the Product are satisfied.

“Regulatory Authorities” shall mean the FDA and its successors and-similar governmental agencies outside the United States and in the Territory that are responsible for granting manufacturing, marketing, price and/or reimbursement price authorizations and includes applicable national, supra-national (e.g. the European Commission or the Council of the European Union), state or local Regulatory Authorities, department, bureau, commission, council or other governmental entity in the Territory that has jurisdiction over the Baxter Container, API, EKR Compound, EKR Formulation or Product, whether the development, manufacture, handling, storage, transportation, destruction, or otherwise.

“Regulatory Plan” shall mean the plan for receiving regulatory approval of the Product.

“Regulatory Strategy” shall mean the principal regulatory considerations that are associated with Product development during the Development Program as set forth in Exhibit C.

“Regulatory Submission” shall mean those applications and filings identified in the Regulatory Strategy and required by FDA regulations, as amended from time-to-time, and the equivalent applications and filing for each country or super-national jurisdiction in the Territory, including but not limited to, the Product’s New Drug Application (NDA) or Investigational New Drug Application (INDA).

“Renewal Term” shall mean have the meaning set forth in Section 17.1.

“Team Leaders” shall have the meaning set forth in Section 3.1.

“Technical Failure” shall mean the failure of the EKR Formulation in the Baxter Container to meet any of the acceptance criteria outlined in the technical feasibility assessment portion of the Development Plan (including efficacy. safety, stability and compatibility issues).

“Term” shall mean the Initial Term and any Renewal Term.

“Territory” shall mean North America, including without limitation Canada and the United States and its territories and possessions, and any additional countries added by written agreement of the Parties.

“USCDMF” shall mean Baxter’s United States Baxter Container Drug Master File No.[***] for the Baxter Container.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.